UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☒   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
INSPIRATO INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
1544 Wazee Street
Denver, Colorado 80202
(303) 586-7771
August [  ], 2024
Dear Stockholders:
We are pleased to invite you to attend the special meeting (the “special meeting”) of stockholders of Inspirato Incorporated (“Inspirato,” the “Company,” “we,” “us” or “our”), to be held on September [  ], 2024 at 9:00 a.m. Mountain Time. At the special meeting you will be asked to consider and vote on a proposal to approve, for purposes of Listing Rule 5635 of the Nasdaq Capital Market LLC (“Nasdaq”), the issuance by the Company of up to 5,953,357 shares of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), to One Planet Group LLC (“One Planet Group”) pursuant to the terms of the Investment Agreement, dated August 12, 2024 (the “Investment Agreement”), by and between the Company and One Planet Group (the “Nasdaq Proposal”). At the special meeting, you may also be asked to consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve any of the above proposals at the time of the special meeting (the “Adjournment Proposal”).
Our board of directors (our “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement, has unanimously (1) determined that it is in the best interests of Inspirato and its stockholders, and declared it advisable, to effect the issuance of shares of Class A Common Stock to One Planet Group pursuant to the Investment Agreement and (2) resolved to recommend that the Inspirato stockholders vote in favor of the Nasdaq Proposal.
Our Board of Directors unanimously recommends that you vote (1) “FOR” the approval of the Nasdaq Proposal; and (2) “FOR” the approval of the Adjournment Proposal.
The special meeting will be conducted virtually via live audio webcast. You will be able to attend the special meeting virtually by visiting [•]. The accompanying proxy statement provides detailed information about the special meeting and the matters to be voted on at the special meeting. We encourage you to read the proxy statement and its appendices carefully and in their entirety, as they contain important information.
The record date for the special meeting is the close of business on August [  ], 2024 (the “Record Date”). Only stockholders of record at the Record Date may vote at the special meeting.
Your vote is important. Whether or not you attend the special meeting, it is important that your shares be represented and voted at the special meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.
On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Inspirato.
Sincerely,
Payam Zamani
Chief Executive Officer and Chairman of the Board
The accompanying proxy statement and form of proxy are first being sent or given on or about August 16, 2024 to all stockholders of record as of the close of business on August 16, 2024.

INSPIRATO INCORPORATED
1544 Wazee Street
Denver, Colorado 80202
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Time and Date	9:00 a.m. Mountain Time, on September [ ], 2024.
Place	The special meeting will be conducted virtually via live audio webcast. You will be able to attend the special meeting virtually by visiting [•].
Items of Business
1.
To consider and vote upon to approve, for purposes of Listing Rule 5635 of the Nasdaq Capital Market LLC (“Nasdaq”), the issuance by the Company of up to 5,953,357 shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), to One Planet Group LLC (“One Planet Group”) pursuant to the terms of the Investment Agreement, dated August 12, 2024 (the “Investment Agreement”), by and between the Company and One Planet Group (the “Nasdaq Proposal”).

2.
To consider and vote upon the proposal to adjourn or postpone the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt any of the above proposals (the “Adjournment Proposal”).

Record Date
Close of business on August [  ], 2024.
Only holders of record of the Class A Common Stock and the holders of the Class V common stock, par value $0.0001 per share (the “Class V Common Stock” and, together with the Class A Common Stock, the “Common Stock”) as of the close of business on the Record Date are entitled to notice of and to vote at the special meeting. As of the Record Date, there were [•] shares of Class A Common Stock outstanding and [•] shares of our Class V Common Stock, outstanding.

Voting	Your vote is important. Whether or not you plan to attend the special meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
By order of the Board of Directors,
Payam Zamani
Chief Executive Officer and Chairman of the Boar
Denver, Colorado
August [  ], 2024

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING	1
Why am I receiving these materials?	1
What proposals will be voted on at the special meeting?	1
How does the Board of Directors recommend that I vote on these proposals?	1
Why is the Company seeking approval of the Nasdaq Proposal?	1
Who is entitled to vote at the special meeting?	2
Is there a list of registered stockholders entitled to vote at the special meeting?	2
How many votes are needed for approval of each proposal?	3
What is the quorum requirement for the special meeting?	3
How do I vote and what are the voting deadlines?	3
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?	4
What are the impacts of abstentions and broker non-votes?	4
Can I change my vote or revoke my proxy?	4
What do I need to do to attend the special meeting?	5
How can I get help if I have trouble checking in or listening to the special meeting online?	5
What is the effect of giving a proxy?	5
How are proxies solicited for the special meeting and who is paying for such solicitation?	5
Are there any voting agreements with respect to the special meeting?	5
Where can I find the voting results of the special meeting?	6
What happens if I sell or transfer my shares of Common Stock after the Record Date but before the special meeting?	6
What does it mean if I receive more than one set of printed proxy materials?	6
I share an address with another stockholder, and we received only one copy of the proxy statement. How may I obtain an additional copy of the proxy statement?	6
Who can help answer my questions?	6
THE NASDAQ PROPOSAL	7
Background	7
Summary of the Investment Agreement	7
Summary of the Warrant	8
Reasons for Requesting Stockholder Approval	8
Possible Effects if the Nasdaq Proposal is Approved	9
Possible Effects if the Nasdaq is Not Approved	11
Securities Law Matters	11
No Appraisal Rights	12
Vote Required	12
Board of Directors Recommendation	12
THE ADJOURNMENT PROPOSAL	13
No Appraisal Rights	13
Vote Required	13
Board Recommendation	13

i

ii

INSPIRATO INCORPORATED
PROXY STATEMENT
FOR 2024 SPECIAL MEETING OF STOCKHOLDERS
To be held at 9:00 a.m., Mountain Time, on September 13, 2024
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING
Why am I receiving these proxy materials?
These proxy materials, including this proxy statement, the Notice of Special Meeting of Stockholders and the form of proxy, are furnished in connection with the solicitation of proxies by our board of directors (our “Board of Directors”) for use at the special meeting (the “special meeting”) of stockholders of Inspirato Incorporated, a Delaware corporation (“Inspirato,” the “Company,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof. The special meeting will be held on September 13, 2024 at 9:00 a.m. Mountain Time. The special meeting will be conducted virtually via live audio webcast. You will be able to attend the special meeting virtually by visiting [•].
These proxy materials are first being sent or given on or about August 16, 2024 to all stockholders of record as of the close of business on August 16, 2024 (the “Record Date”). This proxy statement, which you should read carefully, contains important information about the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of our Class A Common Stock and shares of our Class V common stock, par value $0.0001 per share (the “Class V common stock” and, together with the Class A Common Stock, the “Common Stock”), without attending the special meeting and to ensure that your shares of Common Stock are represented and voted at the special meeting.
What proposals will be voted on at the special meeting?
The following proposals will be voted on at the special meeting:
•
The Nasdaq Proposal:   a proposal to approve, for purposes of Nasdaq Listing Rule 5635, the issuance by the Company of up to 5,953,357 shares of Class A Common Stock to One Planet Group LLC (“One Planet Group”) pursuant to the terms of the Investment Agreement, dated August 12, 2024 (the “Investment Agreement”), by and between the Company and One Planet Group (the “Nasdaq Proposal”); and

•
The Adjournment Proposal:   a proposal to approve the postponement or adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt any of the above proposals (the “Adjournment Proposal”).

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the special meeting.
How does the Board of Directors recommend that I vote on these proposals?
Our Board of Directors recommends that you vote your shares:
•
“FOR” the approval of the Nasdaq Proposal; and

•
“FOR” the approval of the Adjournment Proposal.

Why is the Company seeking approval of the Nasdaq Proposal?
On August 12, 2024, we entered into an investment agreement (the “Investment Agreement”) with One Planet Group LLC, a Delaware limited liability company (“One Planet Group”), relating to the issuance and sale to One Planet Group of (i) 1,335,271 shares (the “Tranche 1 Shares”) of Class A Common Stock for an aggregate purchase price of $4,579,980 (such transaction, the “Tranche 1 Purchase”) and (ii) 1,580,180 shares of Class A Common Stock (the “Tranche 2 Shares”) for an aggregate purchase price of $5,420,020, and an accompanying warrant (the “Warrant”) to purchase up to 2,915,451 shares of Class A Common Stock (the “Warrant Shares”) (such transaction, the “Tranche 2 Purchase”). In addition, pursuant to the Investment Agreement, One Planet Group was granted an option (the “Option”) to acquire an additional number of shares of Class A Common Stock with an aggregate purchase price of up to $2,500,000, where the purchase price for each share will be the same as the per share purchase price in the Tranche 1 Purchase and the Company will deliver a number of warrants equal to the number of shares of Class A Common Stock being purchased as part of the Option (such shares and warrants being collectively referred to as the “Optional Securities”).
The closing of the Tranche 1 Purchase occurred on August 13, 2024 (the “Tranche 1 Closing”). The closing of the Tranche 2 Purchase will take place on September 13, 2024, or as soon as practicable thereafter following the satisfaction of certain closing conditions (the “Tranche 2 Closing,” with each of the Tranche 1 Closing and the Tranche 2 Closing being referred to as a “Closing”). The Tranche 2 Closing is subject to certain closing conditions, including obtaining stockholder approval of the Nasdaq Proposal in accordance with the applicable rules and regulations of Nasdaq and our organizational documents, in addition to other customary closing conditions.
Our Board of Directors and management team have explored a wide variety of options that would allow us to raise funds and strengthen our balance sheet — including various equity fundraisings, PIPE transactions, structured products, strategic partnerships, and secured debt options. These have included potential transactions sourced with a range of capital markets advisors, as well as opportunities originated in-house by our management team. Our Board of Directors and management team have concluded that the transaction with One Planet Group is in the best interest of the Company. We can provide no assurance that we would be successful in raising alternative funds through additional equity or debt financings or that such funds would be raised at prices that do not create substantial dilution for our existing stockholders. As a result, we are seeking stockholder approval of the Nasdaq Proposal, and the Board of Directors unanimously recommends that you vote “FOR” the approval of the Nasdaq Proposal.
Who is entitled to vote at the special meeting?
Holders of our Common Stock as of the close of business on the Record Date may vote at the special meeting. As of the close of business on the Record Date, there were [•] shares of our Class A Common Stock outstanding and [•] shares of our Class V Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the special meeting.
Stockholders of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the special meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”
Street Name Stockholders.   If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”
Is there a list of registered stockholders entitled to vote at the special meeting?
A list of registered stockholders entitled to vote at the special meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the special meeting between the hours of 9:00 a.m. and 4:30 p.m., Mountain Time, at our principal executive offices located at 1544 Wazee Street, Denver, Colorado 80202 by contacting our corporate secretary. The list of registered stockholders entitled to vote at the special meeting will also be available online during the special meeting at [•], for those stockholders attending the special meeting.
How many votes are needed for approval of each proposal?
•
The Nasdaq Proposal:   Approval of the Nasdaq Proposal requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the Nasdaq Proposal at the special meeting. Abstentions will have the same effect as votes “AGAINST” the Adjournment proposal. Broker non-votes will have no impact on the outcome of the Adjournment Proposal.

•
The Adjournment Proposal:   Approval of the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the Adjournment Proposal. Abstentions will have the same effect as votes “AGAINST” the Adjournment proposal. Broker non-votes will have no impact on the outcome of the Adjournment Proposal.

What is the quorum requirement for the special meeting?
A quorum is the minimum number of shares required to be present or represented at the special meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law. The presence, in person (including virtually) or by proxy, of the holders of a majority of the voting power of Inspirato’s capital stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for the special meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum is present, the chairperson of the meeting may adjourn the meeting to another time or place.
How do I vote and what are the voting deadlines?
Stockholder of Record.   If you are a stockholder of record, you may vote in one of the following ways:
•
by Internet at [•], 24 hours a day, 7 days a week, until 12:00 a.m., Eastern Time, on September 13, 2024 (have your proxy card in hand when you visit the web site);

•
by toll-free telephone at [•], 24 hours a day, 7 days a week, until 12:00 a.m., Eastern Time, on September 13, 2024 (have your proxy card in hand when you call);

•
by completing, signing and mailing your proxy card, which must be received prior to the special meeting; or

•
by attending the special meeting virtually by visiting [•], where you may vote during the meeting (have your proxy card in hand when you visit the website).

Street Name Stockholders.   If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form indicates that you may vote your shares through the [•] website, then you may vote those shares at the special meeting with the control number indicated on that voting instruction form. Otherwise, you may not vote your shares at the special meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Street name stockholders may register in advance of the meeting by submitting proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Inspirato holdings along with your name and email address to Computershare.
Requests must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 6, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us as follows:
•
By email:   Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

•
By mail:   Computershare, Inspirato Incorporated Legal Proxy, PO Box 43001, Providence, RI 029403991

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Stockholder of Record.   If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•
“FOR” the approval of the Nasdaq Proposal; and

•
“FOR” the approval of the Adjournment Proposal.

Street Name Stockholders.   Brokers, banks and other nominees holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. Your broker, bank or other nominee will not have discretion to vote on any proposals that are considered non-routine matters, absent direction from you. Each of the other proposals to be voted on at the special meeting are considered non-routine, and accordingly, your broker, bank or other nominee will not have discretion to vote on the Nasdaq Proposal or the Adjournment Proposal at the special meeting if you fail to provide timely directions to them. If you are a street name stockholder, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.
What are the impacts of abstentions and broker non-votes?
A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. Each of the proposals to be voted on at the special meeting is considered non-routine, and accordingly, your broker, bank or other nominee will not have discretion to vote on the Nasdaq Proposal or the Adjournment Proposal at the special meeting if you fail to provide timely directions to them.
Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the special meeting. The impact of abstentions and broker non-votes on the proposals to be considered at the special meeting is as follows:
•
The Nasdaq Proposal:   Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
The Adjournment Proposal:   Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Can I change my vote or revoke my proxy?
Stockholder of Record.   If you are a stockholder of record, you can change your vote or revoke your proxy before the special meeting by:
•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);

•
completing and returning a later-dated proxy card, which must be received prior to the special meeting;

•
delivering a written notice of revocation to our corporate secretary at Inspirato Incorporated, 1544 Wazee Street, Denver, Colorado 80202, Attention: Corporate Secretary, which must be received prior to the special meeting; or

•
attending and voting at the special meeting (although attendance at the special meeting will not, by itself, revoke a proxy).

Street Name Stockholders.   If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the special meeting?
We will be hosting the special meeting via live audio webcast only.
Stockholder of Record.   If you were a stockholder of record as of the Record Date, then you may attend the special meeting virtually by visiting [•]. To attend and participate in the special meeting, you will need the control number included on your proxy card. The special meeting live audio webcast will begin promptly at 9:00 a.m., Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Mountain Time, and you should allow ample time for the check-in procedures.
Street Name Stockholders.   If you were a street name stockholder as of the Record Date and your voting instruction form indicates that you may vote your shares through the [•] website, then you may access and participate in the special meeting with the control number indicated on that voting instruction form. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the special meeting.
How can I get help if I have trouble checking in or listening to the special meeting online?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Robert Kaiden, our Chief Financial Officer, and Brent Wadman, our General Counsel and Secretary, and each of them, with full power of substitution and re-substitution, have been designated as proxy holders for the special meeting by a committee of our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the special meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the special meeting, then the proxy holders will use their own judgment to determine how to vote your shares.
How are proxies solicited for the special meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the special meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
Are there any voting agreements with respect to the special meeting?
Contemporaneously with the execution of the Investment Agreement, certain stockholders of the Company, including the directors and executive officers of the Company, representing approximately 49% of the voting power of the Class A Common Stock and the Class V Common Stock (collectively, the “Voting Shares”), entered into voting agreements (collectively, the “Voting Agreements”) with the Company and One Planet Group, pursuant to which, among other things, such stockholders agreed to vote their respective Voting Shares in favor of the Nasdaq Proposal and not to transfer their respective Voting Shares until the date that is one business day after the Record Date in connection with the special meeting. The Voting Agreements do not preclude any director, in his or her capacity as such, from exercising his or her fiduciary duties and electing to terminate the Investment Agreement in the circumstances permitted in the Investment Agreement.

This discussion of the Voting Agreements is a summary only and is qualified in its entirety by reference to the text of the form of Voting Agreement, a copy of which is attached as Appendix B to this proxy statement.
Where can I find the voting results of the special meeting?
We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or the SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
What happens if I sell or transfer my shares of Common Stock after the Record Date but before the special meeting?
The Record Date for the special meeting is earlier than the date of the special meeting and the expected Tranche 2 Closing. If you sell or transfer your shares of Common Stock after the Record Date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies us in writing of such special arrangements, you will retain your right to vote those shares at the special meeting. Even if you sell or transfer your shares of Common Stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).
What does it mean if I receive more than one set of printed proxy materials?
If you receive more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one copy of the proxy statement. How may I obtain an additional copy of the proxy statement?
We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement, as applicable, you may contact us as follows:
Inspirato Incorporated
Attention: Investor Relations
1544 Wazee Street
Denver, Colorado 80202
Tel: (303) 586-7771
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
Who can help answer my questions?
If you have any questions concerning the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of Common Stock, please contact us at ir@inspirato.com.

THE NASDAQ PROPOSAL
Background
On August 12, 2024, we entered into an investment agreement (the “Investment Agreement”) with One Planet Group LLC, a Delaware limited liability company (“One Planet Group”), relating to the issuance and sale to One Planet Group of (i) 1,335,271 shares (the “Tranche 1 Shares”) of Class A Common Stock for an aggregate purchase price of $4,579,980 (such transaction, the “Tranche 1 Purchase”) and (ii) 1,580,180 shares of Class A Common Stock (the “Tranche 2 Shares”) for an aggregate purchase price of $5,420,020, and an accompanying warrant to purchase up to 2,915,451 shares of Class A Common Stock (the “Warrant”) (such transaction, the “Tranche 2 Purchase”). In addition, pursuant to the Investment Agreement, One Planet Group was granted an option (the “Option”) to acquire an additional number of shares of Class A Common Stock with an aggregate purchase price of up to $2,500,000, where the purchase price for each share will be the same as the per share purchase price in the Tranche 1 Purchase and the Company will deliver a number of warrants equal to the number of shares of Class A Common Stock being purchased as part of the Option (such shares and warrants being collectively referred to as the “Optional Securities”).
The closing of the Tranche 1 Purchase occurred on August 13, 2024 (the “Tranche 1 Closing”). The closing of the Tranche 2 Purchase will take place on September 13, 2024, or as soon as practicable thereafter following the satisfaction of certain closing conditions as described below (the “Tranche 2 Closing,” with each of the Tranche 1 Closing and the Tranche 2 Closing being referred to as a “Closing”). The Tranche 2 Closing is subject to certain closing conditions, including obtaining stockholder approval of the Nasdaq Proposal in accordance with the applicable rules and regulations of Nasdaq and our organizational documents, in addition to other customary closing conditions.
Summary of the Investment Agreement
The Investment Agreement includes customary representations, warranties and covenants by the Company. Subject to certain limitations, the Investment Agreement also provides One Planet Group with the right to designate up to three members of our Board of Directors and certain registration rights with respect to the Tranche 1 Shares, the Tranche 2 Shares, the Warrant Shares, and the Optional Securities.
The Investment Agreement provides that, during the period from the date of the Investment Agreement until the Tranche 2 Closing or the earlier termination of the Investment Agreement in accordance with its terms, the Company is subject to certain restrictions on its ability to solicit alternative transaction proposals from third parties, provide non-public information to third parties, or engage in discussions with third parties regarding alternative transaction proposals.
The Investment Agreement provides that the Tranche 2 Purchase may be terminated in certain circumstances prior to the Tranche 2 Closing, including (i) by mutual agreement of One Planet Group and the Company, with the approval of the Board; (ii) by either One Planet Group or the Company, if the Tranche 1 Purchase or the Tranche 2 Purchase has been permanently restrained, enjoined or otherwise prohibited from being consummated; (iii) automatically, if (A) the Tranche 1 Closing has not occurred prior to August 17, 2024 or (B) the Tranche 2 Closing has not occurred on or prior to October 11, 2024 (in each case, unless otherwise mutually agreed by the Company and One Planet Group in writing); or (iv) by either One Planet Group or the Company, if, prior to the relevant Closing, there is an uncured breach by the other party to the Investment Agreement. Upon termination of the Investment Agreement in respect of only the Tranche 2 Shares, the Warrant, the Warrant Shares and the Optional Securities, the terms of the Investment Agreement will remain in effect insofar as they relate to the Tranche 1 Purchase. The Optional Securities will be issued only if the Tranche 2 Closing occurs.
On August 13, 2024, in connection with the Tranche 1 Closing and pursuant to the Investment Agreement, (i) Eric Grosse stepped down as the Chief Executive Officer and a Class I director of the Company, effective immediately; (ii) Brad Handler stepped down as a Class III director of the Company and Chairman of the Board, effective immediately; and (ivii) Payam Zamani was appointed as the Chief Executive Officer, a Class I director (with a term expiring at the Company’s 2026 annual meeting of stockholders) and the Chairman of the Board, effective immediately. (v)

On August 15, 2024: (i) (i) John Melicharek stepped down as a Class III director of the Company, and a member of each of the Compensation Committee and Nominating and Corporate Governance Committee of the Board, effective immediately; (ii) May Samali was appointed as a Class III director of the Company (with a term expiring at the Company’s 2025 annual meeting of stockholders), effective immediately; and (iii) David S. Kallery was appointed as a Class III director of the Company (with a term expiring at the Company’s 2025 annual meeting of stockholders. Ms. Samali has not been appointed to any board committee, and there is no such committee to which Ms. Samali is currently expected to be appointed to.
Mr. Zamani, age 53, is the founder, chairman and CEO of One Planet Group LLC, a closely held private equity firm focused on operating technology and media companies, an early-stage investor and a startup business incubator, established in 2015. In 1994, Mr. Zamani co-founded Autoweb.com. Ultimately becoming a catalyst in the way people bought and sold vehicles, Autoweb made its stock market debut on March 23, 1999. In 2001, Mr. Zamani launched Reply.com, a performance-based marketing company which in 2015 was relaunched as Buyerlink and is now owned by One Planet Group. In 2020, Mr. Zamani was honored as a Best CEO for Diversity by Comparably. He received the University of California, Davis Award of Distinction in 2018, and was granted the Tahirih Justice Center’s Hope Award in 2016. Mr. Zamani graduated from UC Davis with a degree in environmental toxicology in 1994.
Ms. Samali is the Founder and CEO of Human Leadership Lab, a global leadership development company established in 2020. Previously, Ms. Samali was the CEO of Ventures at the High Resolves Group, leading global cross-functional teams and technology ventures in the education sector. She was the first employee at Urban Innovation Fund, a Silicon Valley-based venture capital firm, from 2016-2018. Ms. Samali started her career as a corporate lawyer at Herbert Smith Freehills in 2012. Ms. Samali holds a Professional Certified Coach credential from the International Coaching Federation. She is a Fellow at the Institute of Coaching at Harvard Medical School, an Adjunct Senior Industry Fellow at RMIT University’s Centre for Future Skills and Workforce Transformation and a Venture Partner at 77 Partners. Ms. Samali sits on John Monash Foundation’s Leadership Academy Advisory Board and Investible’s Climate Tech Fund Advisory Panel. Ms. Samali graduated from Harvard University with a Master in Public Policy where she studied as a John Monash Scholar. She also holds Bachelors degrees in Law and Economics from the University of Sydney.
This discussion of the Investment Agreement is a summary only and is qualified in its entirety by reference to the text of the Investment Agreement, a copy of which is attached as Appendix A to this proxy statement.
Summary of the Warrant
The Warrant will be exercisable at an exercise price of $3.43 per share, subject to customary adjustments set forth in the Warrant for stock splits and similar transactions. The Warrant will be exercisable in whole or in part beginning on the date of the Tranche 2 Closing (the “Commencement Date”) and until (i) the date which is five years after the Commencement Date or (ii) in the case of Fundamental Change (as defined in the Warrant) which is publicly announced before the date described in clause (i) above but which closes after the date described in clause (i) above, the closing date of such Fundamental Change. One Planet Group may exercise part or all of the Warrant via a cashless exercise mechanism set forth in the Warrant. The exercise price of the Warrant, and the number of Warrant Shares, will be adjusted proportionately if the Company subdivides its shares of Common Stock into a greater number of shares or combines its shares of Common Stock into a smaller number of shares. One Planet Group will have the right to receive an instrument of a successor entity that is comparable to the Warrant, or to have its Warrant repurchased, in certain circumstances involving business combination and similar transactions.
This discussion of the Warrant is a summary only and is qualified in its entirety by reference to the text of the Warrant, a copy of which is attached as Exhibit A to Appendix A to this proxy statement.
Reasons for Requesting Stockholder Approval
Our Class A Common Stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rules 5635(b) and (d). Nasdaq Listing Rule 5635(b) requires stockholder approval prior to an issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding shares of Common Stock or voting power of the Company and such ownership or voting power would be our largest ownership position. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to an issuance of securities which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (a) the Nasdaq Official Closing Price immediately preceding the signing of the binding agreement in respect of such issuance or (b) the average Nasdaq Official Closing Price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement in respect of an issuance. Pursuant to Nasdaq Listing Rule 5635(e)(4), where shareholder approval is required in connection with an issuance, the minimum vote that will constitute shareholder approval shall be a majority of the total votes cast on the proposal.
The total number of shares of Class A Common Stock issued and potentially issuable to One Planet Group in connection with the Tranche 1 Closing and the Tranche 2 Closing (including the Tranche 1 Shares, the Tranche 2 Shares and the Warrant, and assuming the exercise of the Warrant) is 5,953,357, which, after giving effect to the Tranche 1 Closing, the Tranche 2 Closing and the full exercise of the Warrant, would result in a pro forma ownership for One Planet Group of approximately 46.6% of the shares of Common Stock then outstanding. The total number of shares of Class A Common Stock issued and potentially issuable to One Planet Group pursuant to the Investment Agreement (including the Tranche 1 Shares, the Tranche 2 Shares, the Warrant and the Optional Securities, and assuming the exercise of the Warrant) is 7,288,628, which, after giving effect to the Tranche 1 Closing, the Tranche 2 Closing and the full exercise of the Warrant and the Option, would result in a pro forma ownership for One Planet Group of approximately 52.2% of the shares of Common Stock then outstanding. The consummation of the Tranche 2 Purchase and the exercise of the Option would cause One Planet Group to own 20% or more of the outstanding shares of Common Stock and to become our largest stockholder, resulting in a “change of control” for purposes of Nasdaq Listing Rule 5635(b) and in the issuance of more than 20% of our Common Stock for purposes of Nasdaq Listing Rule 5635(d).
Possible Effects If the Nasdaq Proposal Is Approved
If the Nasdaq Proposal is approved by our stockholders, then, subject to the satisfaction of the other conditions set forth in the Investment Agreement:
Improved Capital Levels and Reserves
The proceeds we would receive upon closing of the transaction could be substantial and would strengthen our balance sheet, increase our capital levels and reserves, and enhance our ability to execute our business plans and pursue opportunities for further growth.
Valuable Investor
As discussed above, we believe One Planet Group’s willingness to invest in us is valuable, particularly given our liquidity challenges, and that Mr. Zamani will be an effective leader of our organization as we focus on reducing costs and improving profitability.
Dilution
If approved, the Nasdaq Proposal would result in the issuance of shares of Common Stock, subject to possible future adjustments. As a result, our existing stockholders would own a smaller percentage of our outstanding shares of Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of the shares of Common Stock. Moreover, the approval of the Nasdaq Proposal would not limit our ability to engage in additional issuances of shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) for capital-raising or other purposes in the future, subject to compliance with Nasdaq Listing Rules and other applicable laws or regulations. As a result, our stockholders could experience further dilution from such additional transactions we may pursue in the future.

Market Effects
Under the terms of the Investment Agreement, we will be required to provide registration rights. Sales in the public market of the Common Stock could adversely affect the prevailing market price of the Common Stock and impair our ability to raise capital in future equity financings.
Concentration of Ownership and Influence
The potential concentration of ownership of the resulting from the transactions contemplated under the Investment Agreement with One Planet Group is significant and could have various implications for the Company and its stockholders.
The total number of shares of Class A Common Stock issued and potentially issuable to One Planet Group in connection with the Tranche 1 Closing and the Tranche 2 Closing (including the Tranche 1 Shares, the Tranche 2 Shares and the Warrant, and assuming the exercise of the Warrant) is 5,953,357, which, after giving effect to the Tranche 1 Closing, the Tranche 2 Closing and the full exercise of the Warrant, would result in a pro forma ownership for One Planet Group of approximately 46.6% of the shares of Common Stock then outstanding. The total number of shares of Class A Common Stock issued and potentially issuable to One Planet Group pursuant to the Investment Agreement (including the Tranche 1 Shares, the Tranche 2 Shares, the Warrant and the Optional Securities, and assuming the exercise of the Warrant) is 7,288,628, which, after giving effect to the Tranche 1 Closing, the Tranche 2 Closing and the full exercise of the Warrant and the Option, would result in a pro forma ownership for One Planet Group of approximately 52.2% of the shares of Common Stock then outstanding. Such ownership could represent the largest ownership position in our Company. A concentration of ownership could adversely affect the prevailing market price and liquidity for the shares of Common Stock.
Implications of Concentrated Ownership:
1.
Control and Influence over Corporate Decisions. With its substantial ownership position, One Planet Group would have considerable influence over the Company’s operations and strategic direction. This level of ownership could enable One Planet Group to exert substantial control over matters requiring stockholder approval, including the election of directors, mergers, acquisitions, and other significant corporate transactions. This concentration of voting power could effectively limit the ability of other stockholders to influence corporate decisions, even those that might otherwise be contested.

2.
Potential Conflicts of Interest. The substantial ownership position held by One Planet Group could lead to potential conflicts of interest. Decisions made by the Company’s board of directors or management that align with the interests of One Planet Group may not necessarily align with the interests of the broader base of stockholders. In situations where the interests of One Planet Group diverge from those of other stockholders, the latter may find their interests subordinated, which could impact the overall governance and strategic direction of the Company.

3.
Market Price and Liquidity Considerations. The concentration of ownership in the hands of a single entity like One Planet Group could also adversely affect the market price and liquidity of the Company’s Common Stock. A large shareholder with such a significant stake could influence the market perception of the Company’s stock, potentially leading to greater volatility in its trading price. Additionally, the potential for One Planet Group to exercise substantial control could deter other investors, thereby reducing the overall demand for the stock and impacting its liquidity. Stockholders might find it more difficult to sell their shares at favorable prices, particularly in the event of significant market movements influenced by One Planet Group’s actions or decisions.

4.
Strategic Implications and Future Financing. The concentrated ownership by One Planet Group could impact the Company’s ability to raise additional capital through future equity offerings. Potential investors may be wary of investing in a company where a single entity holds a controlling interest, which could limit the Company’s access to the equity markets or necessitate offering new securities at a discount to attract investors. This could increase the Company’s cost of capital and limit its financial flexibility in pursuing future growth opportunities.

5.
Regulatory and Compliance Considerations. A large concentration of ownership by One Planet Group might also attract increased scrutiny from regulatory bodies, especially if it raises concerns about corporate governance or the potential for anti-competitive behavior. The Company may be subject to additional compliance requirements, and any regulatory action could further influence stockholder perception and market dynamics.

In summary, while the transactions under the Investment Agreement provide important capital for the Company, they also result in a significant concentration of ownership in One Planet Group. This could have both positive and negative implications for the Company, influencing its corporate governance, strategic direction, market performance, and ability to attract future investments. Stockholders should carefully consider these potential effects when evaluating the impact of the proposed transactions.
Possible Effects If the Nasdaq Proposal Is Not Approved
If the Nasdaq Proposal is not approved by our stockholders, then, pursuant to the Investment Agreement, several significant consequences could follow, which could materially affect the company’s financial stability and future operations:
1.
Termination of One Planet Group’s Obligations. In accordance with the Investment Agreement, failure to obtain stockholder approval for the Nasdaq Proposal would release One Planet Group from any obligation to consummate the Tranche 2 Purchase or to exercise the Option. This means that the company would lose a critical source of anticipated funding. The lack of this funding could jeopardize our planned operational initiatives that are dependent on the infusion of capital.

2.
Adverse Impact on Liquidity. Without the completion of the transactions associated with the Nasdaq Proposal, our liquidity and capital resources could face significant strain. The anticipated funds from One Planet Group are earmarked for specific operational needs, and the absence of these funds would force the company to reassess its financial strategy. We would need to conserve cash, potentially reducing or delaying key expenditures, which could slow down growth or even result in the scaling back of some operations.

3.
Need for Alternative Financing. If the Nasdaq Proposal is not approved, the company would be compelled to seek alternative sources of financing to meet its operational and strategic needs. This might involve exploring debt or equity financing options. However, there is no assurance that such financing would be available on commercially reasonable terms, or that it would be available at all. The inability to secure alternative financing could place the company at a competitive disadvantage, limit its ability to capitalize on growth opportunities, and potentially lead to financial distress.

4.
Potential Dilution and Cost of Capital. If alternative equity financing is pursued, it may involve issuing shares at a potentially lower price than anticipated in the One Planet Group transaction, resulting in greater dilution to existing stockholders. Furthermore, any debt financing secured in place of the anticipated equity investment may come with higher interest rates or more restrictive covenants, which could increase the company’s cost of capital and restrict its operational flexibility.

5.
Impact on NASDAQ Listing. Failure to approve the Nasdaq Proposal may have implications for the company’s ability to maintain its listing on the Nasdaq Stock Market. The company might struggle to meet the continued listing requirements, which could ultimately result in delisting. A delisting would likely have a negative impact on the liquidity of our stock and could significantly reduce the market price of our shares, making it more challenging to raise capital in the future.

Overall, the non-approval of the Nasdaq Proposal could have far-reaching negative consequences for the company, affecting not only its immediate financial health but also its long-term strategic positioning and ability to grow and compete effectively in the market. It is crucial for stockholders to consider these potential outcomes when deciding how to vote on the proposal.
Securities Law Matters
The Nasdaq Proposal, together with the other disclosures contained in this proxy statement, is neither an offer to sell nor a solicitation of an offer to buy any of our securities. The issuance and sale of the securities pursuant to the Investment Agreement will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.
No Appraisal Rights
Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed issuance and sale of the shares of Common Stock pursuant to the Investment Agreement, and we will not independently provide stockholders with any such rights.
Vote Required
The affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Nasdaq Proposal will be required for the approval of the Nasdaq Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NASDAQ PROPOSAL.

THE ADJOURNMENT PROPOSAL
We are asking you to approve a proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Nasdaq Proposal at the time of the special meeting. If stockholders approve this proposal, subject to the terms of the Investment Agreement, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Nasdaq Proposal. Among other things, approval of the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Nasdaq Proposal at the time of the special meeting could mean that, even if we received proxies representing a sufficient number of votes against the Nasdaq Proposal such that the proposal would be defeated, subject to the terms of the Investment Agreement, we could adjourn the special meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the proposal. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present. Finally, the chairperson of the special meeting is permitted by our bylaws to adjourn the special meeting even if our stockholders have not approved this proposal.
No Appraisal Rights
Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the adjournment vote, and we will not independently provide stockholders with any such rights.
Vote Required
The affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Adjournment Proposal will be required for the approval of the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of August [13], 2024 (the “Ownership Date”) by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 5,153,998 shares of the Class A Common Stock and 2,857,635 shares of Class V Common Stock outstanding as of August 13, 2024. We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of August 13, 2024 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of August 13, 2024, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
	Class A Common Stock		Class V Common Stock		Total Shares
Name of Beneficial Owner(1)	Number	Percentage	Number	Percentage	Number	Percentage
Greater than 5% Stockholders:
Entities affiliated with KPCB XIV Associates, LLC(2)	594,505	12%		0%*	594,505	7%
Entities affiliated with W Capital Partners III LP(3)	364,571	7%		0%*	364,571	5%
Entities affiliated with Millennium TVP II (UPG), LLC(4)	288,462	6%		0%*	288,642	4%
Entities affiliated with Revolution Portico Holdings LLC(5)	50,000	1%	894,673	31%*	944,673	12%
Named Executive Officers and Directors:
Brent Handler(6)	129,683	3%	1,241,461	43%	1,371,144	17%
Payam Zamani(7)	1,335,271	26%		0%	1,335,271	17%
Brad Handler(8)	164,528	3%	45,131	2%	209,659	3%
David Kallery(9)	24,021	0%*	289,099	10%	313,120	4%
Robert Kaiden(10)	47,810	1%		0%*	47,810	1%
Michael Armstrong(11)	10,300	0%*		0%	10,300	0%*
Scott Berman(12)	14,737	0%*		0%	14,737	0%*
Ann Payne(13)	11,068	0%*		0%	11,068	0%*
Eric Grosse(14)	177,735	3%		0%	177,735	2%
John Melicharek(15)	5,000	0%*		0%	5,000	0%*
May Samali(16)		0%		0%	0	0%
All directors and executive officers as a group (11) persons)(17)	1,920,153	37%	1,575,691	55%	3,495,844	44%

*
Represents less than 1%.

(1)
Unless otherwise noted, the business address of each of those listed in the table above is c/o Inspirato Incorporated 1544 Wazee Street, Denver, Colorado 80202.

(2)
Based solely on a Schedule 13G filed with the SEC on February 3, 2023 jointly on behalf of Kleiner Perkins Caufield & Byers XIV, LLC (“KPCB XIV”), KPCB XIV Founders Fund, LLC (“KPCB XIV Founders”), and KPCB XIV Associates, LLC (“KPCB XIV Associates”). Consists of (i) 548,133 shares of Class A Common Stock directly owned by KPCB XIV and (ii) 46,371 shares of Class A Common Stock owned by KPCB XIV Founders. KPCB XIV Associates, the managing member of KPCB XIV and KPCB XIV Founders, may be deemed to have sole power to vote or dispose of these shares. The principal business address of each of the entities and individuals identified in this footnote is c/o Kleiner Perkins, 2750 Sand Hill Road, Menlo Park, California 94025.

(3)
Based solely on a Schedule 13D/A filed with the SEC on February 10, 2023, on behalf of W Capital Partners III, L.P. Robert Migliorino, David Wachter and Stephen Wertheimer, the managing members of W Capital Partners III, L.P., exercise shared voting and dispositive control over such shares. The managing members disclaim beneficial ownership of all shares held by W Capital Partners III, L.P. except to the extent of their pecuniary interest therein. The principal business address of each of the entities and individuals identified in this footnote is c/o W Capital Partners, 400 Park Ave, New York, New York 10022.

(4)
Based solely on a Schedule 13D/A filed with the SEC on February 9, 2023, jointly on behalf of Millennium Technology Value Partners II, L.P. (“Millennium II”), Millennium Technology Value Partners II-A, L.P. (“Millennium II-A”), Millennium Technology Value Partners II GP, L.P. (“Millennium II GP”), Millennium TVP II (UGP), LLC (“Millennium II UGP”) and Samuel L. Schwerin. Consists of (i) 3,985,460 shares of Class A Common Stock held directly by Millennium II and (ii) 1,783,779 shares of Class A Common Stock held directly by Millennium II-A. Millennium II GP is the general partner of Millennium II and Millennium II-A. Millennium II UGP is the general partner of Millennium II GP. Mr. Schwerin is the manager and sole equity holder of Millennium II UGP. The principal business address of each of the entities and individuals identified in this footnote is 60 East 42nd Street, Suite 2137, New York, New York 10165.

(5)
Based solely on a Schedule 13D filed with the SEC on February 22, 2022, jointly on behalf of Revolution Portico Holdings LLC, Exclusive Resorts LLC, Alps Investment Holdings LLC, Revolution Management Company LLC, and Stephen M. Case. Consists of (i) 838,423 shares of Class V Common Stock held by Revolution Portico Holdings LLC, (ii) 50,000 shares of Class A Common Stock held by Alps Investment Holdings LLC, and (iii) and 56,250 shares of Class V Common Stock held by Exclusive Resorts LLC. Revolution Management Company LLC is the sole manager of Revolution Portico Holdings LLC, Alps Investment Holdings LLC, and Exclusive Resorts LLC. Stephen M. Case serves as the manager of Revolution Management Company LLC and may be deemed to have voting and dispositive control over the shares held by Revolution Management Company LLC. The principal business address of each of the entities and individuals identified in this footnote is 1717 Rhode Island Avenue, NW, 10th Floor, Washington, D.C. 20036.

(6)
Consists of (i) 76,290 shares of Class A Commons Stock and 51,631 shares of Class V Common Stock held by Mr. Handler in his individual capacity, (ii) 42,218 shares of Class A Common Stock and 822,728 shares of Class V Common Stock held by the Brent L. Handler Revocable Trust, (iii) 334,497 shares of Class V Common Stock held by the HFIN 2020 Trust, (iv) 13,746 shares of Class V Common Stock held by the SLH 2012 Descendants Trust, and (v) 11,175 shares of Class A Common Stock underlying RSUs held by Mr. Handler in his individual capacity vesting within 60 days of the Ownership Date. Mr. Handler is the grantor of the Brent L. Handler Revocable Trust, and thus has voting and dispositive control over the shares held by the Brent L. Handler Revocable Trust. Mr. Handler is the designated investment advisor of the HFIN 2020 Trust, and in such capacity has voting and dispositive control over the shares held by HFIN 2020 Trust. Brent Handler and Brad Handler are the trustees of the SLH 2012 Descendant’s Trust, and each shares voting and dispositive control over the shares held by the SLH Descendant’s 2012 Trust.

(7)
1,215,271 shares of Class A common stock held by One Planet Group LLC and an affiliated entity controlled by One Planet Group, LLC.Mr. Zamani holds voting and dispositive control over One Planet Group, LLC.120,000 shares of Class A Common stock held by certain persons (due to a transfer for no consideration) affiliated with Mr. Zamani over which neither Mr. Zamani has nor One Planet Group exercises voting to dispositive control.
(8)
Consists of (i) 59,087 shares of Class A Common Stock and 15,752 shares of Class V Common Stock held by Mr. Handler in his individual capacity, (ii) 15,663 shares of Class V Common Stock held by the Handler Children’s Remainder Trust, (iii) 13,746 shares of Class V Common Stock held by the SLH 2012 Descendants Trust, and (iv) 105,441 shares of Class A Common Stock underlying RSUs held by Mr. Handler in his individual capacity vesting within 60 days of the Ownership Date. Mr. Handler is the trustee of the Handler Children’s Remainder Trust and thus has voting and dispositive control over the shares held by the Handler Children’s Remainder Trust. Brent Handler and Brad Handler are the trustees of the SLH 2012 Descendant’s Trust, and each shares voting and dispositive control over the shares held by the SLH 2012 Descendant’s Trust.

(9)
Consists of (i) 19,425 shares of Class A Common Stock and 91,905 shares of Class V Common Stock held by Mr. Kallery in his individual capacity, (ii) 115,639 shares of Class V Common Stock held by Patricia Kallery, Mr. Kallery’s spouse, (iii) 81,555 shares of Class V Common Stock held by the David S. Kallery 2021 Trust dated 12/22/21 fbo Patricia K. Kallery for which Patricia Kallery serves as trustee, and (iv) 4,596 shares of Class A Common Stock underlying RSUs held by Mr. Kallery in his individual capacity vesting within 60 days of the Ownership Date.

(10)
Consists of 32,185 shares of Class A Common Stock and 15,625 underlying RSUs vesting within 60 days of the Ownership Date.

(11)
Consists of shares of 10,300 shares of Class A Common Stock.

(12)
Consists of 14,737 shares of Class A Common Stock.

(13)
Consists of 11,068 shares of Class A Common Stock.

(14)
Consists of shares of 11,068 shares of Class A Common Stock and 166,667 underlying RSUs vesting within 60 days of the Ownership Date. Mr. Grosse was our Chief Executive Officer until August 13, 2024.

(15)
Consists of shares of 5,000 shares of Class A Common Stock underlying RSUs vesting within 60 days of the Ownership Date. Mr. Melicharek was a member of our board until August 15, 2024.

(16)
Ms. Samali joined the board on August 15, 2024.

(17)
Consists of (i) 1,616,649 shares of Class A Common Stock, (ii) 1,575,691 shares of Class V Common Stock, and (iii) 303,504 shares of Class A Common Stock underlying RSUs vesting within 60 days of the Ownership Date.

* * * * *
It is important that your shares be represented at the special meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
Denver, Colorado
August 16, 2024

APPENDIX A
Investment Agreement

Execution Version
INVESTMENT AGREEMENT
This INVESTMENT AGREEMENT (this “Agreement”), dated as of August 12, 2024 is by and between Inspirato Incorporated, a Delaware corporation (the “Company”), and One Planet Group LLC, a Delaware limited liability company (the “Purchaser”). Capitalized terms not otherwise defined where used shall have the meanings ascribed thereto in Section 1.01.
WHEREAS, the Purchaser desires to purchase from the Company, and the Company desires to issue and sell to the Purchaser, the Firm Securities, which shall be issued in accordance with the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the Company desires to grant to the Purchaser an option to acquire the Optional Securities upon the terms and subject to the conditions set forth in this Agreement;
WHEREAS, prior to the execution hereof, the Board of Directors has approved and authorized the execution and delivery of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby; and
WHEREAS, substantially concurrently with the execution of this Agreement, certain stockholders of the Company have entered into voting agreements (each, a “Voting Agreement”) with the Company and the Purchaser, pursuant to which, among other things, such stockholders hold Company Common Stock representing approximately 49% of the voting power of the Company Common Stock as of the date hereof and have agreed to vote all of their shares of Company Common Stock in favor of the Nasdaq Proposal.
NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
1.01   Definitions.   As used in this Agreement, the following terms shall have the meanings set forth below:
“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls or is controlled by or is under common control with such Person. For the avoidance of doubt, with respect to the Purchaser, (i) the Company (or any of its Affiliates) shall not be considered an Affiliate of the Purchaser or any of the Purchaser’s Affiliates and (ii) the term Affiliates shall include the Persons to whom the Subject Securities are transferred on or about the date of the Tranche 1 Closing. As used in this definition, “control” (including its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
“Alternative Transaction Proposal” shall mean any indication of interest, inquiry, proposal, agreement or offer, whether or not in writing, from any Person (other than the Purchaser or its Affiliates) or “group,” within the meaning of Section 13(d) of the Exchange Act, relating to any transaction or series of transactions that (i) would, or would reasonably be expected to, prevent, materially impair or materially delay the consummation of the Transactions or (ii) would, or would reasonably be expected to, cause a condition to the Tranche 1 Closing or the Tranche 2 Closing set forth herein to not be satisfied prior to the applicable Termination Date.
“Available” means, with respect to a Registration Statement, that such Registration Statement is effective and there is no stop order with respect thereto and such Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading such that such Registration Statement will be available for the resale of Registrable Securities.

“Beneficially Own,” or “Beneficially Owned” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act.
“Blackout Period” means in the event that the Company determines in good faith that any registration or sale pursuant to any registration statement would reasonably be expected to materially adversely affect or materially interfere with any bona fide financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which the Board of Directors determines in good faith would reasonably be expected to materially adversely affect or materially interfere with such bona fide financing of the Company or material transaction under consideration by the Company or materially adversely affect the Company, a period of up to sixty (60) days; provided that a Blackout Period may not be called by the Company more than twice in any period of twelve (12) consecutive months and may not be called by the Company in consecutive fiscal quarters.
“Board of Directors” shall mean the board of directors of the Company.
“Business Day” shall mean any day, other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to remain closed.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Company Board Recommendation” shall mean the unanimous recommendation of the Board of Directors to the stockholders of the Company to approve the Nasdaq Proposal.
“Company Class A Common Stock” shall mean the Class A common stock, $0.0001 par value per share, of the Company.
“Company Class B Common Stock” shall mean the Class B non-voting common stock, $0.0001 par value per share, of the Company.
“Company Class V Common Stock” shall mean the Class V common stock, $0.0001 par value per share, of the Company.
“Company Common Stock” shall mean the Company Class A Common Stock, the Company Class B Common Stock and the Company Class V Common Stock.
“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 of the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1) of the Securities Act.
“Company Preferred Stock” shall mean the preferred stock, $0.0001 par value per share, of the Company.
“Company Stockholder Approval” means the approval of the Nasdaq Proposal at the Company Special Meeting in accordance with the DGCL, the organizational documents of the Company and the rules and regulations of Nasdaq.
“DGCL” means the General Corporation Law of the State of Delaware.
“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.
“GAAP” shall mean U.S. generally accepted accounting principles.
“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.
“Material Adverse Effect” shall mean any events, changes, developments, facts, occurrences or circumstances that, individually or in the aggregate (x) have had, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the Company or (y) prevent, materially impair or materially delay or would reasonably be expected to prevent, materially impair or materially delay the ability of the Company to consummate the Transactions, other than, solely in the case of clause (x), any event, change, development, fact, occurrence or circumstance resulting from or arising out of the following: (a) events, changes, developments, facts, occurrences or circumstances after the date hereof generally affecting the economy, the financial or securities markets, or political, legislative or regulatory conditions, in each case in the United States or elsewhere in the world, (b) events, changes, developments, facts, occurrences or circumstances after the date hereof in the industries in which the Company conducts its business, (c) any adoption, repeal or modification after the date hereof of any rule, regulation, ordinance, Order, protocol or any other law of or by any national, regional, state or local Governmental Entity, or market administrator, (d) any changes after the date hereof in GAAP or accounting standards or interpretations thereof, (e) epidemics, pandemics, earthquakes, any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war or terrorism, (f) the announcement or entry into this Agreement (it being understood and agreed that this clause (f) will not apply with respect to any representation or warranty the purpose of which is to address the consequences of the announcement or entry into this Agreement), (g) any taking of any action at the express written request of Purchaser, (h) any failure by the Company to meet any financial projections or forecasts or estimates of revenues, earnings or other financial metrics for any period (provided that the exception in this clause (h) shall not prevent or otherwise affect a determination that any event, change, effect, development, fact, occurrence or circumstance underlying such failure has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition) or (i) any changes in the share price or trading volume of the Company Class A Common Stock (provided that the exception in this clause (i) shall not prevent or otherwise affect a determination that any event, change, effect, development, fact, occurrence or circumstance underlying such change has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition); except, in each case with respect to subclauses (a) through (e), to the extent that such event, change or development materially disproportionately affects the Company relative to other similarly situated companies in the industries in which the Company operates.
“Nasdaq” shall mean the Nasdaq Stock Market LLC.
“Nasdaq Proposal” shall mean the proposal to authorize the issuance of the Tranche 2 Shares, the Optional Securities and the Company Common Stock upon the exercise of the Warrant, to the extent such approval is required under the rules of the Nasdaq, including Nasdaq Rule 5635(b).
“Necessary Action” means, with respect to a specified result, all actions (to the extent such actions are permitted by law and by the governing documents of the Company) necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Company Common Stock, (ii) causing the adoption of shareholders’ resolutions and amendments to the governing documents of the Company, (iii) causing directors (subject to any fiduciary duties that such directors may have as directors) to act in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments, and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.
“Order” shall mean any decision, ruling, order, writ, judgment, injunction, stipulation, determination, decree or award entered by or with any Governmental Entity.
“Person” or “person” shall mean an individual, corporation, limited liability or unlimited liability company, association, partnership, trust, estate, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof, or other entity of any kind or nature.
“Proxy Statement” shall mean the proxy statement to be provided to the Company’s stockholders in connection with the Company Special Meeting.
“Registrable Securities” shall mean the Subject Securities; provided that any Subject Securities will cease to be Registrable Securities when (a) such Subject Securities have been sold or otherwise disposed of to a Person that is not an Affiliate of Purchaser (or the Persons to whom the Subject Securities are transferred on or about the date of the Tranche 1 Closing) or (b) such Subject Securities cease to be outstanding.
“Registration Expenses” shall mean all expenses incurred by the Company in complying with Article V, including all registration, listing and filing fees, printing expenses, fees and disbursements of counsel and independent public accountant for the Company, fees and expenses incurred by the Company in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., transfer Taxes, and fees of transfer agents and registrars, and the reasonable and out-of-pocket legal expenses of one counsel to the Purchaser in the case of an Underwritten Offering but excluding any underwriting fees, discounts and selling commissions to the extent applicable to the Registrable Securities of the Selling Holders.
“Registration Statement” shall mean any registration statement of the Company filed or to be filed with the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.
“Representative” means, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants, temporary agency employees, independent contractors, and other advisors, agents or representatives.
“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.
“Rule 405” shall mean Rule 405 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.
“SEC” shall mean the U.S. Securities and Exchange Commission.
“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.
“Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value (to be calculated as the amount at which the assets (both tangible and intangible), in their entirety, of such Person taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act) of the assets of such Person taken as a whole exceeds the total amount of liabilities (it being understood that the term “liabilities,” for the purposes of this definition, will be limited to the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of such Person taken as a whole, on such date of determination, determined in accordance with GAAP consistently applied), (b) the present fair salable value (defined as the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of such Person taken as a whole are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated) of the assets of such person taken as a whole exceeds their liabilities, (c) such Person, taken as whole, does not have unreasonably small capital (defined as sufficient capital to reasonably ensure that such Person will continue to be a going concern for the period from the date of determination through the one-year anniversary of the Tranche 2 Closing set forth herein, based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by such Person reflected in such Person’s projected financial statements and in light of its anticipated credit capacity), and (d) such Person and its Subsidiaries, taken as a whole, will be able to pay its liabilities as they mature.
“Subject Securities” shall mean (i) the Tranche 1 Shares and the Tranche 2 Shares issued pursuant to this Agreement (or transferred to the Persons on or about the date of the Tranche 1 Closing) and any shares of Company Common Stock issued upon the Option Closing Date; (ii) the shares of Company Common Stock issuable or issued upon the exercise of the Warrant; and (iii) any securities issued as or pursuant to (or issuable upon the conversion, exercise or exchange of any warrant, right or other security that is issued as or pursuant to) a dividend, stock split, combination or any reclassification, recapitalization, merger, consolidation, exchange or any other distribution or reorganization with respect to, or in exchange for, or in replacement of, the securities referenced in clause (i) or (ii) above or this clause (iii).
“Subsidiary” shall mean, with respect to any Person, any other Person of which 50% or more of the shares of the voting securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries, or by such first Person, or by such first Person and one or more of its Subsidiaries.
“Tax” or “Taxes” shall mean all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, license, payroll, employment, social security, severance, unemployment, unclaimed property, withholding, duties, windfall profits, intangibles, franchise, backup withholding, value-added, alternative or add-on minimum, estimated and other taxes, charges, levies or like assessments imposed by a Governmental Entity, together with all interest, penalties and additions to tax imposed with respect thereto.
“Tax Return” shall mean a report, return, information statement, declaration, claim for refund, election, statement or other document supplied or required to be supplied to a Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Third Party” shall mean a Person other than Purchaser or any of its Affiliates.
“Underwritten Offering” shall mean a sale of Registrable Securities to an underwriter or underwriters for reoffering to the public, including in a block trade offered and sold through an underwriter or underwriters.
1.02   General Interpretive Principles.   Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “will” shall be construed to have the same meaning as the word “shall.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “or” shall not be exclusive. Unless otherwise specified, the terms “hereto,” “hereof,” “herein” and similar terms refer to this Agreement as a whole (including the exhibits, schedules and disclosure statements hereto), references to “the date hereof” refer to the date of this Agreement and references herein to Articles or Sections refer to Articles or Sections of this Agreement. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. References to any period of days will be deemed to be the relevant number of calendar days unless otherwise specified and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
ARTICLE II
SALE AND PURCHASE OF THE SECURITIES
2.01   Sale and Purchase of the Tranche 1 Securities.   Subject to the terms and conditions of this Agreement, at the Tranche 1 Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase and acquire from the Company, 1,335,271 shares of Class A Common Stock (the “Tranche 1

Shares” or the “Tranche 1 Securities”) for an aggregate purchase price of four million five hundred seventy-nine thousand nine hundred seventy-nine dollars and fifty-three cents ($4,579,979.53) (such price, the “Tranche 1 Purchase Price,” and such transaction, the “Tranche 1 Purchase”).
2.02   Sale and Purchase of the Tranche 2 Securities.   Subject to the terms and conditions of this Agreement, at the Tranche 2 Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase and acquire from the Company, 1,580,180 shares of Class A Common Stock (the “Tranche 2 Shares”) and the Warrant, in the form attached hereto as Exhibit A (the “Warrant” and, together with the Tranche 2 Shares, the “Tranche 2 Securities”), for an aggregate purchase price of five million four hundred twenty thousand twenty dollars and forty- seven cents ($5,420,020.47) (such price, the “Tranche 2 Purchase Price,” and such transaction, the “Tranche 2 Purchase”). The Tranche 1 Securities and the Tranche 2 Securities are referred to collectively as the “Firm Securities”, and the Tranche 1 Purchase Price and the Tranche 2 Purchase Price are referred to collectively as the “Purchase Price”.
2.03   Closing.
(a)   The closing of the Tranche 1 Purchase (the “Tranche 1 Closing”) shall take place on August 13, 2024 or as soon as practicable thereafter following the satisfaction or waiver (to the extent permitted by applicable law) of all of the conditions set forth in this Article II (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to the Closing). The closing of the Tranche 2 Purchase (the “Tranche 2 Closing”, with each of the Tranche 1 Closing and the Tranche 2 Closing being referred to as a “Closing”) shall take place on September 13, 2024, or as soon as practicable thereafter following the satisfaction or waiver (to the extent permitted by applicable law) of all of the conditions set forth in this Article II (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to the Closing) (the date on which each Closing actually occurs, the “Tranche 1 Closing Date” or the “Tranche 2 Closing Date”, as applicable, with each being referred to as a “Closing Date”), by electronic exchange of deliverables, unless another date, time or place is agreed to in writing by the parties hereto.
(b)   At the Tranche 1 Closing, (i) the Company shall issue to the Purchaser the Tranche 1 Shares, (ii) the Purchaser shall cause a wire transfer to be made in immediately available funds to an account of the Company designated in writing by the Company to the Purchaser in an amount equal to the Tranche 1 Purchase Price and (iii) the Purchaser shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9 or Form W-8, as applicable.
(c)   At the Tranche 2 Closing, (i) the Company shall issue to the Purchaser the Tranche 2 Shares, (ii) the Company shall execute and deliver to the Purchaser the Warrant, (iii) the Company and the Purchaser shall execute one or more certificates dated as of the date of the Tranche 2 Closing that the respective conditions to such closing have been satisfied as of such date and (iv) the Purchaser shall cause a wire transfer to be made in immediately available funds to an account of the Company designated in writing by the Company to the Purchaser in an amount equal to the Tranche 2 Purchase Price.
(d)   Neither party shall be obligated to effect the Tranche 1 Purchase or the Tranche 2 Purchase, as applicable, if (i) a statute, rule or regulation that prohibits such purchase shall have been enacted, issued, enforced or promulgated and remains in effect by any Governmental Entity or if there shall be an Order or injunction of a court of competent jurisdiction prohibiting or making illegal the consummation of such purchase or (ii) in the case of the Tranche 2 Purchase, the Nasdaq Proposal has not been approved.
(e)   The obligations of the Purchaser to effect the Tranche 1 Purchase or the Tranche 2 Purchase, as applicable, are subject to the satisfaction or written waiver by the Purchaser of the following conditions as of the applicable Closing:
(i)   (A) the representations and warranties of the Company set forth in Section 3.01(a), Section 3.01(c), Section 3.01(g), Section 3.01(h)(i), Section 3.01(t) and Section 3.01(aa) shall be true and correct in all material respects on and as of the date hereof and the relevant Closing Date, (B) the representations and warranties of the Company set forth in Section 3.01(b) shall be true and correct in all respects on and as of the date hereof (other than de minimis inaccuracies), (C) the representations and warranties of the Company set forth in Section 3.01(j)(ii) shall be true and correct on and as of the date hereof and the relevant Closing Date and (D) the other representations and warranties of the Company set forth in Section 3.01 shall be true and correct on and as of the date hereof and the relevant Closing Date (without giving effect to materiality, Material Adverse Effect, or similar phrases in the representations and warranties), except where the failure of such representations and warranties referenced in this clause (C) to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect;
(ii)   the Company shall have entered into Voting Agreements in respect of Company Common Stock that represent at least 35% of the voting power of the Company Common Stock outstanding as of the Tranche 1 Closing Date; and
(iii)   the Company shall have performed and complied in all material respects with all agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Closing Date.
(f)   The obligations of the Company to effect the each of the Tranche 1 Purchase and the Tranche 2 Purchase are subject to the satisfaction or waiver by the Company of the following conditions as of the relevant Closing:
(i)   (A) the representations and warranties of the Purchaser set forth in Section 3.02(a), Section 3.02(b)(i), Section 3.02(b)(iii) and Section 3.02(e) shall be true and correct in all material respects on and as of the date hereof and the relevant Closing Date, and (B) the other representations and warranties of the Purchaser set forth in Section 3.02 shall be true and correct on and as of the date hereof and the relevant Closing Date (without giving effect to materiality or similar phrases in the representations and warranties), except where the failure of such representations and warranties referenced in this clause (B) to be so true and correct, individually or in the aggregate, would not reasonably be expected to prevent, materially impair or materially delay the ability of the Purchaser to consummate the Transactions; and
(ii)   the Purchaser shall have performed and complied in all material respects with all agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the relevant Closing Date.
2.04   Termination of Prior to Closing.   The Tranche 1 Purchase and the Tranche 2 Purchase may be abandoned at any time prior to the relevant Closing (provided that if the Tranche 1 Purchase has been consummated, the following shall apply only to the Tranche 2 Purchase and the Optional Securities):
(a)   upon the mutual written agreement of the Purchaser and the Company, with the approval of the Board of Directors;
(b)   by either the Purchaser or the Company, if a court of competent jurisdiction or other Governmental Entity shall have issued an Order or ruling or taken any other action, and such Order or ruling or other action will have become final and non-appealable, or there will exist any statute, rule or regulation, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the Tranche 1 Purchase or the Tranche 2 Purchase, as applicable, provided, however, that the right to terminate this Agreement in accordance with this Section 2.04(b) will not be available to any party whose failure to comply with its obligations under this Agreement has been the primary cause of such restraint or the failure to remove such restraint;
(c)   upon the failure of the Tranche 1 Closing to occur on or prior to the date this is five (5) days after the date of this Agreement or, with respect to the Tranche 2 Closing, the failure of such Closing to occur on or prior to the date that is sixty (60) days after the date of this Agreement (unless otherwise mutually agreed by the Company and Purchaser in writing) (each, a “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 2.04(c) shall not be available to any party whose failure to comply with its obligations under this Agreement has been the primary cause of the failure of the relevant Closing to occur on or before such time;

(d)   by Purchaser, if, prior to the relevant Closing, there has been a breach by the Company of, or any inaccuracy in, any representation, warranty, covenant or other agreement of the Company set forth in this Agreement such that a condition set forth in Section 2.03(e) would not be then satisfied and such breach or inaccuracy has not been cured within fifteen (15) days following notice by the Purchaser thereof or such breach or inaccuracy is not reasonably capable of being cured; provided that the Purchaser will not be entitled to terminate this Agreement pursuant to this Section 2.04(d) at any time as of which the Purchaser is in breach of any representation, warranty, covenant or agreement such that a condition set forth in Section 2.03(f) would not be then satisfied, measured as of such time; or
(e)   by the Company if, prior to the relevant Closing, there has been a breach by the Purchaser of, or any inaccuracy in, any representation, warranty, covenant or other agreement of the Purchaser set forth in this Agreement such that a condition set forth in Section 2.03(f) would not be then satisfied and such breach or inaccuracy has not been cured within fifteen (15) days following notice by the Company thereof or such breach or inaccuracy is not reasonably capable of being cured; provided that the Company will not be entitled to terminate this Agreement pursuant to this Section 2.04(e) at any time as of which the Company is in breach of any representation, warranty, covenant or agreement such that a condition set forth in Section 2.03(e) would not be then satisfied, measured as of such time.
Any termination of this Agreement in accordance with this Section 2.03 will be effective immediately upon the delivery of a written notice of the terminating party to Purchaser, if the Company is the terminating party, or to the Company, if the Purchaser is the terminating party. If this Agreement is terminated in accordance with this Section 2.03, this Agreement will become null and void and be of no further force or effect with respect to all of the Securities or, as applicable, the Tranche 2 Securities and the Optional Securities, and there will be no liability on the part of any party hereto (or any of their respective Representatives); provided, however, that (x) this paragraph of this Section 2.04 shall survive any such termination, (y) nothing herein will relieve any party from liability for fraud in the making of any of its representations and warranties set forth in this Agreement or willful breach of any of its covenants or agreements set forth in this Agreement prior to such termination and (z) if the termination applies only to the Tranche 2 Securities and the Optional Securities, the terms of this Agreement will remain in effect insofar as they relate to the Tranche 1 Securities.
2.05   Option to Purchase Additional Shares.   In addition, the Purchaser shall have the option to purchase up to 728,863 additional shares of Class A Common Stock and warrants to purchase an additional 728,863 shares of Class A Common Stock (the securities so purchased being referred to as the “Optional Securities”) for up to an aggregate purchase price of $2,500,000 (the “Option”) where the purchase price for each share of Class A Common Stock will be the same per share purchase price as in the Tranche 1 Purchase and where the Company will deliver a number of warrants equal to the number of shares of Class A Common Stock being purchased as part of the Option. Such warrants shall have the same terms as issued in the Warrant (and may be included in the Warrant) except such warrants will not contain a limitation on exercise relating to stockholder approval of the Nasdaq Proposal. The Option may be exercised by the Purchaser on a one-time basis at any time after the Tranche 2 Closing and prior to the date (the “Option Expiration Date”) that is thirty (30) days after the date of the Tranche 2 Closing (it being understood that such exercise shall be at the sole discretion of the Purchaser and without regard to any condition, including, for the avoidance of doubt, any requirement for pre-clearance under the Company’s insider trading policy) (such exercise date, the “Option Notice Date”), in whole or in part, upon notice by the Purchaser to the Company (the “Option Notice”) setting forth the aggregate purchase price of the Optional Securities as to which the Purchaser is exercising the Option (the “Option Purchase Amount”), the corresponding number of Optional Securities to be issued and the time and date of payment and delivery for the Optional Securities. The time and date of delivery of the Optional Securities (the “Option Closing Date” and such closing, the “Option Closing”) shall be determined by the Purchaser in its sole discretion but shall not be earlier than the date of the Tranche 2 Closing Date and shall not be later than five (5) Business Days following Purchaser’s delivery of the Option Notice. The number of shares of Class A Common Stock being purchased by the Purchaser at the Option Closing shall be a number equal to (i) the Option Purchase Amount divided by (ii) the per share purchase price in the Tranche 1 Purchase (rounded down to the nearest whole share). At the Option Closing, (i) the Company shall issue to the Purchaser the Optional Securities, (ii) the Company and the Purchaser shall execute one or more certificates dated as of the date of the Option Closing that the respective conditions to such closing have been satisfied as of such date and (iii) the

Purchaser shall cause a wire transfer to be made in immediately available funds to an account of the Company designated in writing by the Company to the Purchaser in an amount equal to the Option Purchase Amount. Neither party shall be obligated to effect the Option Closing if a statute, rule or regulation that prohibits the Option Closing shall have been enacted, issued, enforced or promulgated and remains in effect by any Governmental Entity or if there shall be an Order or injunction of a court of competent jurisdiction prohibiting or making illegal the consummation of the Option Closing. The obligations of the Purchaser to effect the Option Closing are subject to the satisfaction or written waiver by the Purchaser of the conditions as of the Option Closing set forth in Section 2.03(e)(i) and (iii) where references therein to “Closing Date” shall be deemed to be references to “Option Closing Date”. The obligations of the Company to effect the Option Closing are subject to the satisfaction or waiver by the Company of the conditions set forth in 2.04(f)(i) and (ii) where references therein to “Closing Date” shall be deemed to be references to “Option Closing Date”. For purposes of this Agreement, except as the context otherwise indicates, all references to Securities shall be deemed to refer to the Firm Securities with respect to the Tranche 1 Closing and the Tranche 2 Closing, and shall be deemed to refer to the Optional Securities with respect to the Option Closing. The Purchaser agrees that if the Purchaser does not exercise the Option as contemplated by this Section 2.05 by the end of the day on the Option Expiration Date, the Company, as directed by the Board, may offer the Optional Securities to other parties.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.01   Representations and Warranties of the Company.   Except as disclosed in the Company Reports filed with or furnished to the SEC and publicly available prior to the date hereof (excluding in each case any general disclosures set forth in the risk factors or “forward-looking statements” sections of such reports, and any other general disclosures included therein to the extent they are predictive or forward-looking in nature), the Company represents and warrants to the Purchaser, as of the date hereof, as of the Closing Date and as of the Option Closing Date, as follows:
(a)   Existence and Power.   The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement, and, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification. The Company is not in material breach of its organizational documents.
(b)   Capitalization.
(i)   The authorized share capital of the Company consists of 80,000,000 shares of Company Common Stock (consisting of 50,000,000 shares of Company Class A Common Stock, 25,000,000 shares of Company Class V Common Stock, and 5,000,000 shares of Company Class B Common Stock) and 5,000,000 shares of Company Preferred Stock. As of August 8, 2024, there were 3,818,727 shares of Company Class A Common Stock, 2,857,635 shares of Company Class V Common Stock, no shares of Company Class B Common Stock and no shares of Company Preferred Stock issued and outstanding. As of August 8, 2024, there were (a) no shares of Company Class A Common Stock underlying Company restricted stock awards, (b) options to purchase an aggregate of 150,940 shares of Company Common Stock at an exercise price of $15.60 per share issued and outstanding, (c) 869,021 shares of Company Class A Common Stock underlying the Company’s restricted stock unit awards, (d) 8,624,792 shares of Company Class A Common Stock underlying the Company’s warrants that are listed on the Nasdaq, which warrants have an exercise price of $230.00 per share (the “Public Warrants”) and 884,733 shares of Company Class A Common Stock issuable upon conversion of the Company’s 8% Senior Secured Convertible Note (the “Capital One Note”). Since August 8, 2024, (a) the Company has only issued options, shares of restricted stock or restricted stock units to acquire shares of Company Common Stock in the ordinary course of business consistent with past practice and (b) the only shares of capital stock issued by the Company were pursuant to restricted stock, outstanding options or restricted stock units to purchase shares of Company Common Stock or issuances of shares of Company Class A Common Stock in exchange for shares of Company Class V Common Stock and common units of Inspirato LLC (“OpCo”) in accordance with the organizational documents of the Company and the OpCo LLCA (as defined below). All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right. Except as set forth above, the Company does not have any issued and outstanding securities. Except as provided in this Agreement (including the Warrant and the Optional Securities) or the Eleventh Amended and Restated Limited Liability Company Agreement of OpCo, dated October 16, 2023 (the “OpCo LLCA”), the Public Warrants and the Capital One Note and except as set forth in or contemplated by this Section 3.01(b)(i), there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements or commitments obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any capital stock of the Company or any securities convertible into or exchangeable for such capital stock and there are no current outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its shares of capital stock.
(c)   Authorization.   The execution, delivery and performance of this Agreement, the Warrant and the Voting Agreements (the “Transaction Agreements”) and the consummation of the transactions contemplated herein and therein (collectively, the “Transactions”) have been duly authorized by the Board of Directors and all other necessary corporate action on the part of the Company other than the receipt of the Company Stockholder Approval. The execution, delivery and performance of each Transaction Agreement and the consummation of the Transactions contemplated thereby has been duly authorized by the governing body of the Company and all other necessary corporate action on the part of the Company. Assuming this Agreement constitutes the valid and binding obligation of the Purchaser, this Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the limitation of such enforcement by (A) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally, (B) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law and (C) public policy limitations on indemnification, advancement and contribution (the “Enforceability Exceptions”). Pursuant to resolutions previously provided to the Purchaser, the Board of Directors has, by resolutions unanimously adopted by the Board of Directors: (i) determined that the Tranche 1 Purchase, the Tranche 2 Purchase and the other Transactions are advisable and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into this Agreement and the other Transaction Agreements; (iii) directed that the Nasdaq Proposal be submitted to a vote of the Company’s stockholders at the Company Special Meeting; and (iv) resolved to recommend that that the Company stockholders approve the Nasdaq Proposal. The Company Board Recommendation has not been amended, rescinded or modified. Approval of the Nasdaq Proposal at the Company Special Meeting requires the affirmative vote of a majority of the voting power of the shares of Company Common Stock (not including the Class B Common Stock) present in person or represented by proxy at the Company Special Meeting and entitled to vote on the Nasdaq Proposal.
(d)   General Solicitation; No Integration.   Neither the Company nor any other Person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors in connection with the offer or sale of the Securities. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Securities sold pursuant to this Agreement.
(e)   No Registration.   Assuming the accuracy of the representations of the Purchaser set forth herein, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser in the manner contemplated by this Agreement. The Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(f)   No Disqualification Event.   No disqualifying event described in Rule 506(d)(1)(i-viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) of the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act.
(g)   Valid Issuance.   The Securities have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor, the Warrant will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the limitation of such enforcement by the Enforceability Exceptions. The Company has available for issuance the maximum number of shares of Company Common Stock issuable upon exercise of the Warrant. All of the shares of Company Common Stock to be issued upon exercise of the Warrant have been duly authorized and will, upon such issuance, be validly issued, fully paid and nonassessable and free of pre-emptive or similar rights.
(h)   Non-Contravention/No Consents.   The execution, delivery and performance of the Transaction Agreements, the issuance of the shares of Company Common Stock upon exercise of the Warrant in accordance with its terms and the consummation by the Company of the Transactions, does not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (i) the certificate of incorporation, bylaws, limited liability company agreement, operating agreement, partnership agreement or other applicable organizational documents of the Company, (ii) any mortgage, note, indenture, deed of trust, lease, license, loan agreement or other agreement binding upon the Company or (iii) any permit, license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to the Company, other than in the cases of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Assuming the accuracy of the representations of the Purchaser set forth herein, other than (A) requirements or regulations in connection with the issuance of shares of Company Common Stock upon the exercise of the Warrant, (B) any required filings pursuant to the Exchange Act or the rules of the SEC or Nasdaq or (C) as have been obtained prior to the date of this Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required on the part of the Company in connection with the execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the Transactions, except for any consent, approval, order, authorization, registration, declaration, filing, exemption or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
(i)   Reports; Financial Statements.
(i)   The Company has filed or furnished, as applicable, (A) its annual report on Form 10-K for the fiscal year ended December 31, 2023, (B) its quarterly report on Form 10-Q for its fiscal quarter ended March 31, 2024, (C) its proxy statement relating to the annual meeting of the stockholders of the Company held in 2024 and (D) all other forms, reports, schedules and other statements required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act since January 1, 2023 (collectively, the “Company Reports”). As of its respective date, and, if amended, as of the date of the last such amendment, each Company Report complied in all material respects as to form with the applicable requirements of the Securities Act and the Exchange Act, and any rules and regulations promulgated thereunder applicable to such Company Report. As of its respective date, and, if amended, as of the date of the last such amendment, no Company Report contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.
(ii)   Each of the consolidated balance sheets, and the related consolidated statements of operations and comprehensive loss, consolidated statements of equity, and consolidated statements of cash flows included in the Company Reports filed with the SEC under the Exchange Act (A) have been prepared from, and are in accordance with, the books and records of the Company, (B) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates shown, (C) have been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise set forth therein or in the notes thereto and (D) otherwise comply with the requirements of the SEC.
(iii)   The Company (i) makes and keeps accurate books and records in all material respects and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in accordance with GAAP and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(j)   Absence of Certain Changes.   Since December 31, 2023, (i) the Company has conducted its businesses in all material respects in the ordinary course of business, and (ii) no events, changes, developments, facts, occurrences or circumstances have occurred that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.
(k)   No Undisclosed Liabilities, Etc.   There are no liabilities of the Company that would be required by GAAP to be reflected on the face of the balance sheet, except (i) liabilities reflected or reserved against in the financial statements or disclosed in the notes thereto contained in the Company Reports, (ii) liabilities incurred since June 30, 2024 in the ordinary course of business, (iii) liabilities incurred in connection with the Transactions and (iv) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(l)   Compliance with Applicable Law.   The Company has complied in all respects with, and is not in default or violation in any respect of, any law, statute, order, rule, regulation, policy or guideline of any federal, state or local governmental authority, binding industry standard or posted privacy policy applicable to such entity, other than such non- compliance, defaults or violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.
(m)   Permits.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.
(n)   Legal Proceedings.   The Company is not a party to any, and there are no pending, or to the knowledge of the Company, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against any the Company (i) that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect or (ii) that challenge the validity of or seek to prevent the Transactions. The Company is not subject to any Order, judgment or decree of a Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, there is no investigation or review pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to the Company.
(o)   Anti-Corruption, Anti-Money Laundering, and Economic Sanctions Compliance.
(i)   The Company, each of its officers and directors and, to the Company’s knowledge, their respective employees and agents acting on behalf of the Company are, and for the past five (5) years have been, in material compliance with: (A) anti-bribery and anti-corruption laws applicable to the Company or any of its Subsidiaries, including the Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010 (collectively, “Anti-Corruption Laws”); (B) the anti-money laundering statutes of all relevant jurisdictions, the rules and regulations promulgated thereunder and any other rules or regulations relating to anti-money laundering issued, administered or enforced by any relevant Governmental Entity (collectively, the “Anti-Money Laundering Laws”); and (C) economic sanctions administered or enforced by the Office of Foreign Assets Control and the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”). In the past five (5) years, neither (x) the Company or any of its officers or directors nor (y) to the Company’s knowledge, any of the Company’s employees or agents acting on behalf of the Company has made any offer or promise of, or has otherwise authorized, any direct or indirect payment or benefit to any foreign or domestic government official in violation of any Anti-Corruption Law. The Company maintains policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(ii)   In the past five (5) years, the Company has not engaged in any transactions or business dealings with any Person that is the subject or target of Sanctions, or in or with any country or territory that is the subject or target of comprehensive Sanctions in each case at the time of such transaction or business dealing (at the time of this Agreement, Crimea, Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, Russia, Belarus and Syria).
(iii)   To the knowledge of Company, no Governmental Entity is investigating or, in the past five (5) years, conducted, initiated or threatened any investigation of or action against the Company in connection with an alleged or potential violation of any applicable Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions.
(p)   Property; Insurance.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company has good and valid title in fee simple to all real property and good and valid title to all personal property owned by it which is used in the business of the Company, in each case free and clear of all liens, encumbrances and defects; and (ii) any real property and buildings held under lease by the Company is held by it under valid, subsisting and enforceable leases, subject to the Enforceability Exceptions. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged.
(q)   Environmental Laws.   The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have or would reasonably be expected to have a Material Adverse Effect.
(r)   Intellectual Property.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company exclusively owns its proprietary patents, trademarks, service marks, trade names, domain names and other source indicators, copyrights, know-how, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) and has the right to use all other Intellectual Property used in the conduct of its businesses as currently conducted; (ii) the conduct of the Company’s businesses does not infringe or violate any Intellectual Property of any Person and no Person is infringing or violating any Intellectual Property owned by the Company; (iii) the Company has not distributed, conveyed or made available to third parties any software that is subject to any open source or similar license that requires the licensing or availability of material proprietary source code in such circumstances and (iv) no Person (other than employees or service providers working on behalf of the Company and subject to reasonable confidentiality arrangements) has the current or contingent right to access or possess any of their proprietary source code.

(s)   Data Security; Privacy.   The software, systems, networks, databases and other information technology assets (“IT Assets”) used by the Company are adequate for the operation of their businesses as currently conducted and are, to the knowledge of the Company, free of defects, malware, viruses or other corruptants. The Company takes, and has taken, commercially reasonable actions (including implementing organizational, physical, administrative and technical measures) to protect and maintain the integrity, security, operation and redundancy of the IT Assets used by or on behalf of the Company, whether proprietary or those of third parties (including all data, including personal and confidential data, stored thereon and processed thereby), and there have been no violations, outages, breaches, interruptions, or unauthorized accesses to same, other than those that would not reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company has complied and is in compliance with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, Orders, rules and regulations of any Governmental Entity and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations”); (ii) the Company has not received any notification of or complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation; and (iii) there is no action, suit or proceeding by or before any Governmental Entity pending or threatened against the Company alleging non-compliance with any Data Security Obligation.
(t)   Investment Company Act; Margin Rules.   The Company is not, and immediately after the Closing will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States (the “FRB”) as from time to time in effect), or extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of the sale of the Securities will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the purchase or issuance of the Securities hereunder nor the use of proceeds thereof will violate any regulations of the FRB, including the provisions of Regulations T, U or X of the FRB.
(u)   Taxes and Tax Returns.   Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:
(i)   the Company has timely filed (taking into account all applicable extensions) all Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete in all respects, and the Company has duly and timely paid (or has had duly and timely paid on its behalf) to the appropriate Governmental Entity all Taxes that are required to be paid by it;
(ii)   the Company has deducted, withheld and collected, and timely remitted to the appropriate Governmental Entity, all Taxes required to have been withheld, deducted or collected and remitted by it in connection with any amounts paid or owing to or from any employee, creditor, customer, shareholder, independent contractor or other Third Party;
(iii)   there are no audits, disputes, claims, investigations, or other proceedings pending or asserted in writing in respect of Taxes of the Company;
(iv)   the Company (A) is not nor has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (B) does not have any liability for the Taxes of any person under Treasury Regulations Section 1.1502-6 (or any similar provision of any law), as a transferee or successor, by contract or otherwise;
(v)   the Company has not been, within the past two (2) years, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code; and

(vi)   the Company has not participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b).
(v)   Brokers and Finders.   The Company has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Purchaser would be required to pay.
(w)   Proxy Statement.   The Proxy Statement on the date filed, mailed, distributed or disseminated, as applicable, to the Company’s stockholders and at the time of the Company Special Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Proxy Statement, including any amendments thereof and supplements thereto, will comply in all material respects with the requirements of applicable law, except that the Company makes no representation or warranty with respect to statements made in the Proxy Statement, including any amendments thereof and supplements thereto, based on information furnished by Purchaser specifically for inclusion therein.
(x)   Exchange Listing.   The issued and outstanding shares of Company Class A Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on Nasdaq under the symbol “ISPO.” Except as disclosed in the Company Reports, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC, respectively, to prohibit or terminate the listing of the Company Class A Common Stock on Nasdaq, suspend trading of the Company Class A Common Stock on Nasdaq or to deregister the Company Class A Common Stock under the Exchange Act. The Company has taken no action that is designed to terminate or expected to result in the termination of the registration of the Company Class A Common Stock under the Exchange Act.
(y)   Solvency.   On the Closing Date, after giving effect to the Transactions, the Company and its Subsidiaries, on a consolidated basis, will be Solvent.
(z)   Reserved.
(aa)   Membership Subscriptions and Property Inventory.   The information set forth in the Company Reports with respect to the number of membership subscriptions to the Company and the Company’s property inventory is complete, true and accurate in all material respects as of the respective dates set forth therein.
(bb)   No Additional Representations.
(i)   The Company acknowledges that the Purchaser makes no representation or warranty as to any matter whatsoever except as expressly set forth in Section 3.02, in any certificate delivered by the Purchaser pursuant to this Agreement or as expressly set forth in any other Transaction Agreement, and the Company has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Section 3.02, in any certificate delivered by the Purchaser pursuant to this Agreement or as expressly set forth in any other Transaction Agreement.
(ii)   The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3.02, in any certificate delivered by the Purchaser pursuant to this Agreement or as expressly set forth in any other Transaction Agreement, (i) no person has been authorized by the Purchaser to make any representation or warranty relating to the Purchaser or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by the Purchaser, and (ii) any materials or information provided or addressed to the Company or any of its Representatives are not and shall not be deemed to be or include representations or warranties of the Purchaser unless any such materials or information are the subject of any express representation or warranty set forth in Section 3.02 of this Agreement, in any certificate delivered by the Purchaser pursuant to this Agreement or as expressly set forth in any other Transaction Agreement.
3.02   Representations and Warranties of the Purchaser.   The Purchaser represents and warrants to the Company, as of the date hereof, as of the Closing Date and as of any Option Closing Date, as follows:
(a)   Organization; Ownership.   The Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement.
(b)   Authorization; Sufficient Funds; No Conflicts.
(i)   The Purchaser has full limited liability company power and authority to execute and deliver this Agreement and to consummate the Transactions to which it is a party. The execution, delivery and performance by the Purchaser of this Agreement, the Transaction Documents to which it is party and the consummation of the Transactions to which it is a party have been duly authorized by all necessary limited liability company action on behalf of such Purchaser. No other proceedings on the part of the Purchaser are necessary to authorize the execution, delivery and performance by such Purchaser of this Agreement and consummation of the Transactions to which it is a party. This Agreement has been duly and validly executed and delivered by the Purchaser. Assuming this Agreement constitutes the valid and binding obligation of the Company, this Agreement is a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to the limitation of such enforcement by the Enforceability Exceptions.
(ii)   The Purchaser will have as of the Closing Date cash in immediately available funds sufficient to pay the Tranche 1 Purchase Price or the Tranche 2 Purchase Price, as applicable.
(iii)   The execution, delivery and performance of this Agreement by the Purchaser, the consummation by the Purchaser of the Transactions and the compliance by the Purchaser with any of the provisions hereof and thereof will not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (A) any provision of the Purchaser’s certificate of formation, operating agreement or other organizational document or (B) any permit, license, judgment, Order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to the Purchaser or any of its Affiliates, other than in the case of clause (B) as would not reasonably be expected to, individually or in the aggregate, prevent, materially impair or materially delay the ability of the Purchaser to consummate the Transactions.
(c)   Consents and Approvals.   Assuming the accuracy of the representations of the Company set forth herein, no consent, approval, Order or authorization of, or registration, declaration or filing with, or exemption or review by, any Governmental Entity is required on the part of the Purchaser in connection with the execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the Transactions, except for any requirements or regulations in connection with the issuance of shares of Company Common Stock upon the exercise of the Warrant and any consent, approval, Order, authorization, registration, declaration, filing, exemption or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to prevent, materially impair or materially delay the ability of the Purchaser to consummate the Transactions.
(d)   Securities Act Representations.   The Purchaser is an accredited investor (as defined in Rule 501 of the Securities Act) and is aware that the sale of the Securities is being made in reliance on a private placement exemption from registration under the Securities Act. The Purchaser is acquiring the Securities (including any shares of Company Common Stock issuable upon exercise of the Warrant) for its own account, and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling the Securities (including any shares of Company Common Stock issuable upon exercise of the Warrant) in violation of the Securities Act. The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities (including any shares of Company Common Stock issuable upon exercise of the Warrant) and is capable of bearing the economic risks of such investment. The Purchaser has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement.
(e)   Brokers and Finders.   The Purchaser has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.
(f)   Proxy Statement.   None of the information supplied by Purchaser in writing to the Company about Purchaser or its Affiliates specifically for inclusion in the Proxy Statement will, on the date the Proxy Statement is filed, mailed, distributed or disseminated, as applicable, to the Company’s stockholders and at the time of the Company Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by Purchaser with respect to information supplied by or on behalf of the Company for inclusion in the Proxy Statement.
(g)   Legends.   The Purchaser acknowledges that, upon issuance, the Securities will bear a legend substantially in the following form:
THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR (B) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, INCLUDING PURSUANT TO RULE 144 THEREUNDER, WHERE THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.
(h)   No Additional Representations.
(i)   The Purchaser acknowledges that the Company does not make any representation or warranty as to any matter whatsoever except as expressly set forth in Section 3.01, in any certificate delivered by the Company pursuant to this Agreement or as expressly set forth in any other Transaction Agreement, and specifically (but without limiting the generality of the foregoing), that, except as expressly set forth in Section 3.01, in any certificate delivered by the Company pursuant to this Agreement or as expressly set forth in any other Transaction Agreement, the Company makes no representation or warranty with respect to (A) any matters relating to the Company, its business, financial condition, results of operations, prospects or otherwise, (B) any projections, estimates or budgets delivered or made available to the Purchaser (or any of its Affiliates or other Representatives) of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of the Company or (C) the future business and operations of the Company, and the Purchaser has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Section 3.01, in any certificate delivered by the Company pursuant to this Agreement or as expressly set forth in any other Transaction Agreement.
(ii)   The Purchaser has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company and acknowledges such Purchaser has been provided with sufficient access for such purposes. The Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3.01, in any certificate delivered by the Company pursuant to this

Agreement or as expressly set forth in any other Transaction Agreement, (i) no person has been authorized by the Company to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by such Purchaser as having been authorized by the Company, and (ii) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to the Purchaser or any of its Affiliates or Representatives are not and shall not be deemed to be or include representations or warranties of the Company unless any such materials or information are the subject of any express representation or warranty set forth in Section 3.01 of this Agreement, in any certificate delivered by the Company pursuant to this Agreement or as expressly set forth in any other Transaction Agreement.
ARTICLE IV
ADDITIONAL AGREEMENTS
4.01   Taking of Necessary Action.   Each party hereto agrees to use its reasonable best efforts to promptly take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Tranche 1 Purchase and the Tranche 2 Purchase, subject to the terms and conditions hereof and compliance with applicable law. In case at any time before or after the Tranche 1 Closing or the Tranche 2 Closing any further action is necessary or desirable to carry out the purposes of the Tranche 1 Purchase or the Tranche 2 Purchase, as applicable, the proper officers, managers and directors of each party to this Agreement shall take all such Necessary Action as may be reasonably requested by the requesting party.
4.02   Exclusive Dealing.   The Company shall immediately cease and cause to be terminated all existing discussions and negotiations with any parties with respect to any proposal that constitutes or may be reasonably expected to constitute or lead to an Alternative Transaction Proposal. From the date of this Agreement until the earlier of the Tranche 2 Closing or the termination of this Agreement in accordance with its terms, the Company shall not, and shall use reasonable best efforts to cause its Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to an Alternative Transaction Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that would reasonably be expected to lead to, an Alternative Transaction Proposal; (iii) enter into any contract or other arrangement or understanding regarding an Alternative Transaction Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or knowingly encourage any effort or attempt by any Person to do or seek to do any of the foregoing. The Company agrees to (A) notify Purchaser promptly upon receipt of any Alternative Transaction Proposal by it, or, to the knowledge of the Company, its Representatives, and to describe the material terms and conditions of any such Alternative Transaction Proposal in reasonable detail and (B) keep Purchaser reasonably informed on a current basis of any material modifications to such offer or information. Notwithstanding the foregoing, if the Company (x) reasonably determines that the conditions to the parties’ obligations to complete the Tranche 2 Closing are reasonably likely not to be satisfied prior to the termination of this Agreement and (y) has provided written notice to the Purchaser of such determination, the Company may discuss with third parties potential alternative financing transactions (it being understood that the Company shall not thereby be relieved of any of its other obligations hereunder, including under Section 4.01).
4.03   Proxy Statement.   The Company will, no later than the close of business on the third Business Day after the Tranche 1 Closing, prepare and file with the SEC the Proxy Statement in preliminary form, and the Company will use its reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC with respect thereto. The Company will notify Purchaser promptly (and in any case no later than 24 hours) of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Purchaser with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. The Company covenants and agrees that the information in the Proxy Statement will not, at the time that the Proxy Statement or any amendment or supplement thereto is filed with the SEC or is first mailed to the stockholders of the Company contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to receipt of the Company Stockholder Approvals there will occur any event that should be set forth in an amendment or supplement to the Proxy Statement, including correcting any information that has become false or misleading in any material respect, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. Purchaser and its counsel will be given a reasonable opportunity to review the Proxy Statement before it is filed with the SEC and the Company will give due consideration to all reasonable additions, deletions, or changes thereto suggested by Purchaser and its counsel. The Company will (a) establish a record date, (b) commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith and (c) thereafter commence mailing the Proxy Statement to the Company’s stockholders as promptly as practicable after (i) the first Business Day after the date that is ten (10) calendar days after filing the Proxy Statement in preliminary form if, prior to such date, the SEC does not provide comments or indicates that it does not plan to provide comments or (ii) the date on which the Company shall have been informed by the SEC staff that it has no further comments on the document. The Proxy Statement shall include the Company Board Recommendation and shall not contain any proposals other than (i) the Nasdaq Proposal, (ii) any proposal that either the SEC or Nasdaq (or the respective staff members thereof) indicates is necessary in its comments to the Proxy Statement or in correspondence related thereto, (iii) each other proposal reasonably agreed to by the Company and Purchaser as necessary or appropriate in connection with the consummation of the Transactions; and (iv) a proposal for the postponement or adjournment of the Company Special Meeting, if necessary to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (collectively, the “Transaction Proposals”).
4.04   Company Special Meeting.   The Company shall duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Special Meeting”) for the purpose of seeking the Company Stockholder Approval and use its reasonable best efforts to solicit from the stockholders of the Company proxies in favor of the approval of the Nasdaq Proposal and to take all other action necessary or advisable to secure the vote or consent of the stockholders of the Company required by the Company’s organizational documents, the rules of Nasdaq and the DGCL to obtain the Company Stockholder Approval. The Company will schedule the Company Special Meeting to be held within twenty-one (21) Business Days of the initial mailing of the Proxy Statement; provided that, the Company shall be permitted to postpone or adjourn the Company Special Meeting, but only (a) if the Company is unable to obtain a quorum of its stockholders at such time, to the extent necessary in order to obtain a quorum of its stockholders, (b) if there are not sufficient affirmative votes in Person or represented by proxy at such meeting to obtain the Company Stockholder Approval, to allow reasonable time for solicitation of proxies for purposes of obtaining the Company Stockholder Approval, (c) if the Board of Directors has determined in good faith, after consultation with Purchaser, that such delay is required by applicable law to comply with comments made by the SEC with respect to the Proxy Statement or to allow reasonable time for the mailing of any supplemental or amended disclosure required thereby or (d) if the Company is required to do so by a court of competent jurisdiction; provided, further, that: (i) to the extent permitted by applicable law, the Company may not postpone or adjourn the Company Special Meeting by more than 10 calendar days past the originally scheduled date without Purchaser’s prior consent (such consent not to be unreasonably delayed, conditioned or withheld), (ii) if applicable, the Company shall respond as promptly as reasonably practicable to resolve any SEC comments and (iii) the Company shall reconvene the Company Special Meeting at the earliest practicable date on which Board of Directors reasonably expects to have sufficient affirmative votes to obtain the Company Stockholder Approval. The Company shall not present or allow any proposal to be presented at the Company Special Meeting other than the Transaction Proposals. Neither the Board of Directors nor any committee thereof may directly or indirectly (A) withhold, withdraw (or amend, qualify or modify in a manner adverse to Purchaser), or publicly propose to withdraw (or amend, qualify or modify in a manner adverse to Purchaser), the Company Board Recommendation; (B) propose publicly to recommend, adopt or approve any Alternative Transaction Proposal; or (C) fail to include the Company Board Recommendation in the Proxy Statement (any of the foregoing clauses (A) through (C), a “Company Board Recommendation Change”), in each case, except as required by applicable law. Notwithstanding any Company Board Recommendation Change, unless this Agreement has been validly terminated pursuant to Section 2.03, the Company shall duly call, give notice of, convene and hold the Company Special Meeting for the purpose of seeking the Company Stockholder Approval in compliance with this Agreement.

4.05   Transaction Litigation.   The Company shall notify the Purchaser in writing promptly after learning of any stockholder or equityholder demands or other stockholder or equityholder proceedings (including derivative claims) relating to this Agreement or any of the Transactions (collectively, the “Transaction Litigation”) commenced against the Company or any of its Representatives. The Company shall (i) keep the Purchaser reasonably informed regarding any Transaction Litigation, (ii) give the Purchaser the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation, and (iii) consider in good faith the Purchaser’s advice with respect to any such Transaction Litigation. In no event shall the Company or any of its Representatives settle or compromise any Transaction Litigation without the prior written consent of the Purchaser (not to be unreasonably withheld, conditioned or delayed).
4.06   Board Representation.
(a)   Effective as of the Tranche 1 Closing, the Company shall have appointed Payam Zamani as its Chief Executive Officer and Chairman pursuant to the terms of the employment agreement in the form as agreed as of the date hereof, which shall become effective as of the Tranche 1 Closing, and Mr. Zamani shall have received a grant of restricted stock units as set forth in such employment agreement.
(b)   Effective as of the Tranche 1 Closing and for so long as the Purchaser and its Affiliates collectively Beneficially Own 15% or more of the Company Common Stock (the “Tranche 1 Ownership Condition”), the Purchaser shall have the right to designate an aggregate of two members of the Board of Directors (together with the designees contemplated by Section 4.06(c), the “Purchaser Designees”), one of whom shall serve as Chair of the Board of Directors, and the Company shall use its reasonable best efforts to promptly take or cause to be taken all Necessary Action as may be required to effect approval and designation of such Purchaser Designees to the Board of Directors (it being understood that as of the Tranche 1 Closing Mr. Zamani in his capacity as Chairman of the Board of Directors shall be deemed to be one of the Purchaser Designees).
(c)   Effective immediately following the Tranche 2 Closing and for so long as the Purchaser and its Affiliates collectively Beneficially Own 40% or more of the Company Common Stock (the “Tranche 2 Ownership Condition”), the Purchaser shall have the right to designate an aggregate of three members of the Board of Directors (including Mr. Zamani) and the Company shall use its reasonable best efforts to promptly take or cause to be taken all Necessary Action as may be required to effect approval and designation of such Purchaser Designees to the Board of Directors.
(d)   From and after the date of the Tranche 1 Closing, and for so long as the Purchaser and its Affiliates satisfy the Tranche 1 Ownership Condition, the Board of Directors shall be composed of seven (7) directors (or such other number of directors as approved by the Purchaser and its Affiliates), one of whom shall be the Chief Executive of the Company who shall serve as Chairman of the Board of Directors for so long as Payam Zamani is serving in the role of Chief Executive Officer of the Company.
(e)   Any Purchaser Designee may be removed or have their nomination withdrawn (in each case of removal or withdrawal, with or without cause) from time to time and at any time by the Purchaser upon notice to the Company, and may otherwise only be removed for cause. The Purchaser and the Company acknowledge that Nasdaq rules impose on the Company certain governance rules including as it relates to the composition of the Board of Directors when the Purchaser’s Beneficial Ownership of Company Common Stock is reduced over time, and the Purchaser and the Company agree to cooperate in good faith and shall cooperate to the extent necessary to comply with such rules.
(f)   The Company shall enter into indemnification agreements and maintain customary D&O liability insurance for the benefit of each Purchaser Designee elected or appointed to the Board of Directors with respect to all periods during which such individual is a member of the Board of Directors, on terms, conditions and amounts substantially similar to the terms, conditions and amounts of the Company’s current D&O liability insurance policy, and shall use is reasonable best efforts to cause such indemnification and insurance to be maintained in full force and effect.
(g)   The Company shall reimburse the Purchaser Designees for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and any committees thereof as contemplated by its reimbursement policies as in effect from time to time.

4.07   Confidentiality.   Until one year after the Purchaser no longer has the right to designate any Purchaser Designees, the Purchaser will, and will direct its Affiliates and its and their respective Representatives to, keep confidential any non-public, confidential information concerning the Company that may be furnished to the Purchaser, its Affiliates, their respective Representatives or the Purchaser Designees by or on behalf of the Company or their Representatives pursuant to this Agreement (collectively referred to as the “Confidential Information”), provided that the Confidential Information shall not include information that (i) was or becomes available to the public other than as a result of a disclosure by the Purchaser, its Affiliates or any of their respective Representatives in violation of this Section 4.07, (ii) was or becomes available to the Purchaser, its Affiliates or any of their respective Representatives from a source other than the Company or their Representatives, provided that such source is believed by the Purchaser not to be disclosing such information in violation of an obligation of confidentiality to the Company, (iii) at the time of disclosure is already in the possession of the Purchaser, its Affiliates or any of their respective Representatives, provided that such information is believed by the Purchaser not to be subject to an obligation of confidentiality (whether by agreement or otherwise) to the Company, or (iv) was independently developed by the Purchaser, its Affiliates or any of their respective Representatives without use of any Confidential Information. The Purchaser agrees, on behalf of itself and its Affiliates, its and their respective Representatives and the Purchaser Designees, that Confidential Information may be disclosed solely (i) to the Purchaser’s Affiliates and its and their respective Representatives on a need-to-know basis, and (ii) in the event that the Purchaser, its Affiliates or any of its or their respective Representatives are requested or required by applicable law, regulation, judgment, stock exchange rule or other applicable judicial or governmental process, regulatory review or examination (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, in each of which instances the Purchaser, its Affiliates and its and their respective Representatives, as the case may be, shall, to the extent legally permitted, provide notice to the Company sufficiently in advance of any such disclosure so that the Company will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure.
4.08   Indemnification.
(a)   The Purchaser, its Affiliates and its and their respective Representatives (each, an “Indemnitee”) shall be indemnified to the fullest extent permitted by law by the Company for any and all Losses to which such Indemnitees may become subject as a result of, arising in connection with, or relating to any actual or threatened claim, suit, action, arbitration, cause of action, complaint, allegation, demand letter, or proceeding, whether at law or at equity, direct or derivative and whether public or private, before any Governmental Entity, any arbitrator or other tribunal (each, an “Action”) brought by any stockholder of the Company (other than the Purchaser, its Affiliates, or any stockholder in their capacity as a holder of the Subject Securities) (a “Stockholder Claim”), and regardless of whether such Stockholder Claim is against an Indemnitee, related to the Transactions; provided that the Company will not be liable to indemnify any Indemnitee for any such Losses to the extent that such Losses (i) have resulted from Purchaser’s breach of this Agreement; (ii) have resulted from an Indemnitee’s willful misconduct or fraud in connection with the Transactions; or (iii) relate to a proceeding before any Governmental Entity relating to the Purchaser’s Tax or accounting treatment of the Transactions or disclosure regarding the same. The parties agree, for the avoidance of doubt, that this Section 4.08 shall not apply to any matter for which indemnification is otherwise provided in Section 5.05.
(b)   Each Indemnitee shall give the Company prompt written notice (an “Indemnification Notice”) of any Action it has actual knowledge of that might give rise to Losses for which an Indemnitee would reasonably be likely to be entitled to indemnification under this Section 4.08, which notice shall set forth a description of those elements of such Action of which such Indemnitee has knowledge and promptly deliver to the Company any complaints with respect to such Action or other documents provided to such Indemnitee in connection therewith; provided that any delay or failure to give such Indemnification Notice shall not affect the indemnification obligations of the Company hereunder except to the extent the Company is materially and actually prejudiced by such delay or failure.
(c)   The Company shall have the right, exercisable by written notice to the applicable Indemnitee(s) within thirty (30) days of receipt of the applicable Indemnification Notice, to select counsel to defend and control the defense of any Stockholder Claim set forth in such Indemnification Notice and the Company shall pay all reasonable fees and expenses of such counsel; provided that the Company shall not be entitled to so select counsel or control the defense of any claim to the extent that (i) such claim seeks primarily non-monetary or injunctive relief against the Indemnitee or alleges any violation of criminal law, (ii) the Company does not, subsequent to its assumption of such defense in accordance with this clause (c), conduct the defense of such claim in good faith, (iii) any of the Indemnitees reasonably determines upon the advice of counsel that representation of all such Indemnitees by the same counsel would be prohibited by applicable codes of professional conduct, or (iv) in the event that, based on the reasonable advice of counsel for the applicable Indemnitee(s), there are one or more material defenses available to the applicable Indemnitee(s) that are not available to other defendants. If the Company does not assume the defense of any Stockholder Claim in accordance with this clause (c), the applicable Indemnitee(s) may continue to defend such claim at the sole cost of the Company and the Company may still participate in, but not control, the defense of such Stockholder Claim at the Company’s sole cost and expense. In no event shall the Company, in connection with any Action or separate but substantially similar Actions arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnitees chosen by the Purchaser together with its Affiliates, and one separate firm of local counsel, in addition to regular counsel, to the extent required in order to effectively defend the Action.
(d)   No Indemnitee shall consent to a settlement of, or the entry of any judgment arising from, any Stockholder Claim for which such Indemnitee is entitled to indemnification pursuant to this Section 4.08 without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). Except with the prior written consent of the applicable Indemnitee(s), the Company, in the defense of any Stockholder Claim for which such Indemnitee is entitled to indemnification pursuant to this Section 4.08, shall not consent to the entry of any judgment or enter into any settlement that (i) provides for injunctive or other nonmonetary relief affecting any Indemnitee or involves any finding or admission of any violation of law or admission of any wrongdoing by any Indemnitee, (ii) does not include as an unconditional term thereof the giving by each claimant or plaintiff to each such Indemnitee(s) of an unconditional release of such Indemnitee(s) from all liability with respect to such Action or (iii) imposes any material burden on Indemnitee not fully indemnified hereunder. In any such Stockholder Claim where the Company has assumed control of the defense thereof pursuant to clause (c), the Company shall keep the applicable Indemnitee(s) reasonably informed as to the status of such Stockholder Claim at all stages thereof (including all settlement negotiations and offers), promptly submit to such Indemnitee(s) copies of all pleadings, responsive pleadings, motions and other similar legal documents and paper received or filed in connection therewith, permit such Indemnitee(s) and their respective counsels to confer with the Company and its counsel with respect to the conduct of the defense thereof, and permit such Indemnitee(s) and their respective counsel(s) a reasonable opportunity to review all legal papers to be submitted prior to their submission; provided that the Company and OpCo shall not be obligated to provide materials, documents or information the disclosure of which would reasonably be likely to jeopardize the attorney-client privilege between the Company and its counsel or violate applicable law. Nothing in this Section 4.08(d) shall in any way limit, affect or otherwise modify an Indemnitee’s rights to indemnification under the Company’s certificate of incorporation, by-laws, any applicable policies of the Company or its Subsidiaries or any other agreement between the Indemnitee and the Company or its Subsidiaries.
4.09   Tax Matters.   The Company shall bear and pay any and all issue, transfer, stamp, documentary and other similar Taxes that may be payable in respect of any issuance or delivery of the Securities pursuant to this Agreement or any Company Common Stock or other securities issuable upon the exercise of the Warrant; provided that the Company shall not be required to pay any such Tax to the extent such Tax is payable in respect of any transfer involved in the issuance and delivery of shares of Company Common Stock upon the exercise of the Warrant in a name other than that in which the Warrant so converted was or were registered at the request of the registered holder.
ARTICLE V
REGISTRATION RIGHTS
5.01   Registration Statement.
(a)   As soon as reasonably practicable after the Tranche 2 Closing, and in any event within 15 days of such closing (or, if the Option has been exercised, within 15 days of the Option Closing),

the Company will prepare and file and use reasonable best efforts to cause to be declared effective or otherwise become effective pursuant to the Securities Act (such effectiveness date, the “Registration Date”) a Registration Statement or post-effective amendment to an existing Registration Statement in order to provide for resales of all Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, and will use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act at all times until the Registration Termination Date. Any Registration Statement filed pursuant to this Section 5.01 shall cover only Registrable Securities and shall be on Form S- 3 (or a successor form) if the Company is eligible to use such form.
(b)   Subject to the provisions of Section 5.02, the Company will use its reasonable best efforts to keep the Registration Statement (or any replacement Registration Statement) continuously effective until the earlier of (such earlier date, the “Registration Termination Date”): (i) the date on which all Registrable Securities covered by the Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Registration Statement and (ii) there otherwise cease to be any Registrable Securities.
5.02   Registration Limitations and Obligations.
(a)   Subject to Section 5.01, the Company will use reasonable best efforts to prepare such supplements or amendments (including a post-effective amendment), if required by applicable law, to each applicable Registration Statement and file any other required document so that such Registration Statement will be Available at all times during the period for which such Registration Statement is, or is required pursuant to this Agreement to be, effective; provided that no such supplement, amendment or filing will be required during a Blackout Period or during such periods when SEC rules or staff guidance prohibit such Registration Statement from being Available. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the holders of Registrable Securities, to require such holders of Registrable Securities to suspend the use of the prospectus for sales of Registrable Securities under the Registration Statement during any Blackout Period. No sales may be made under the applicable Registration Statement during any Blackout Period. In the event of a Blackout Period, the Company shall (x) deliver to the holders of Registrable Securities a certificate signed by the chief executive officer, chief financial officer, general counsel or treasurer of the Company confirming that the conditions described in the definition of Blackout Period are met, which certificate shall contain an approximation of the anticipated delay, and (y) notify each holder of Registrable Securities promptly upon each of the commencement and the termination of each Blackout Period, which notice of termination shall be delivered to each holder of Registrable Securities no later than the close of business of the last day of the Blackout Period and shall include a reasonably detailed description of the event and/or reason for the Blackout Period. In connection with the expiration of any Blackout Period and without any further request from a holder of Registrable Securities, the Company to the extent necessary and as required by applicable law shall as promptly as reasonably practicable prepare supplements or amendments, including a post-effective amendment, to the Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that the Registration Statement will be Available. A Blackout Period will be deemed to have expired when the Company has notified the holders of Registrable Securities that the Blackout Period is over and the Registration Statement is Available. Notwithstanding anything in this Agreement to the contrary, the absence of an Available Registration Statement at any time from and after the Registration Date shall be considered a Blackout Period and subject to the limitations described in the definition of Blackout Period, unless the Registration Statement is otherwise prohibited from being Available by an applicable SEC rule or staff guidance.
(b)   At any time that a Registration Statement is effective and prior to the Registration Termination Date, if a holder of Registrable Securities delivers a notice to the Company (a “Take-Down Notice”) stating that it, together with any other Persons, intend to sell at least $5,000,000 in aggregate of Registrable Securities held by such holder and such other Persons; provided that, if the Purchasers and their Affiliates do not collectively own at least $5,000,000 of Registrable Securities, they shall be permitted to deliver a Take-Down Notice to sell all of the Registrable Securities held by them (but such amount may not in any case be less than $5,000,000 collectively of Registrable Securities), in each case, pursuant to the Registration Statement, then, the Company shall amend or supplement the Registration Statement as may be necessary and to the extent required by law so that the Registration Statement remains Available in order to enable such Registrable Securities to be distributed in an Underwritten Offering. In connection with any Underwritten Offering of Registrable Securities for which a holder delivers a Take-Down Notice and satisfies the dollar thresholds set forth in first sentence above, and where the Take-Down Notice contemplates marketing efforts not to exceed twenty-four (24) hours by the Company and the underwriters, the Company will use reasonable best efforts to cooperate and make its senior officers available for participation in such marketing efforts (which marketing efforts will not, for the avoidance of doubt, include a “road show” requiring such officers to travel outside of the city in which they are primarily located). The holder of Registrable Securities that delivered the applicable Take-Down Notice shall select the underwriter(s) for each Underwritten Offering; provided that the managing underwriter(s) (if there is only one underwriter, such underwriter shall be deemed to be the managing underwriter) of a marketed Underwritten Offering shall be reasonably acceptable to the Company. The Company shall select the counsel for the managing underwriter(s); provided that such counsel shall be reasonably acceptable to the underwriter(s) and the holder of Registrable Securities that delivered the applicable Take-Down Notice. Such holder shall determine the pricing of the Registrable Securities offered pursuant to any such Registration Statement, including the underwriting discount and fees payable by such holder to the underwriters in such Underwritten Offering. Such holder shall reasonably determine the timing of any such registration and sale. Such holder shall determine the applicable underwriting discount and other financial terms, and the holders of the Registrable Securities sold in the Underwritten Offering shall be solely responsible for all such discounts and fees payable to such underwriters in such Underwritten Offering. Without the consent of the holder of Registrable Securities that delivered the applicable Take-Down Notice, no Underwritten Offering pursuant to this Agreement shall include any securities other than Registrable Securities.
(c)   Subject to Section 5.02(d), if the Company proposes to file a Registration Statement for equity securities or securities convertible into equity securities, whether on its own behalf or in connection with the exercise of any registration rights by any holder of registrable securities (other than (i) a registration relating solely to an employee benefit plan or employee stock plan, a dividend reinvestment plan, or a merger or a consolidation, (ii) a registration on Form S-4 or any successor form, (iii) a registration on Form S-8 or any successor form, or (iv) any amendments or supplements to a Registration Statement previously filed by the Company with the SEC), then the Company shall give prompt notice (the “Initial Notice”), no later than the date that is twenty (20) days prior to the intended filing date of such Registration Statement, to the holders of Registrable Securities, and the holders of Registrable Securities shall be entitled to include in such Registration Statement the Registrable Securities held by them. The Initial Notice shall offer the holder of Registrable Securities the right, subject to Section 5.02(d) (the “Piggyback Registration Rights”), to register such number of shares of Registrable Securities as each such holders may request and shall set forth (A) the anticipated filing date of such Registration Statement and (B) the aggregate number of Registrable Securities that is proposed to be included in such Registration Statement. Subject to Section 5.02(d), the Company shall include in such Registration Statement such Registrable Securities for which it has received written requests to register within ten (10) days after the Initial Notice has been given.
(d)   If a registration pursuant to Section 5.02(b) or Section 5.02(c) involves an Underwritten Offering and the managing underwriter(s) of such proposed Underwritten Offering advises the Company or the holders of Registrable Securities that the total securities that the holders of Registrable Securities and any other Persons intend to include in such offering, or that the inclusion of certain holders of the Registrable Securities in such offering, would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the number of securities proposed to be included in such registration shall be allocated among the Company, the holders of Registrable Securities and the holders of other registrable securities in such offering, such that the number of securities that each such Person shall be entitled to sell in the Underwritten Offering shall be included in the following order:
(i)   in the case of an exercise of any registration rights by holders of Registrable Securities pursuant to Section 5.02(b): (i) first, the securities held by the Person(s) exercising such registration rights pursuant to Section 5.02(b), pro rata based upon the number of Registrable Securities requested to be registered by each such Person in connection with such registration; (ii) second, the securities held by other Person(s), if any, validly exercising demand registration rights, pro rata based upon the number of Registrable Securities requested to be registered by each such Person in connection with such registration; and (iii) third, securities to be issued and sold by the Company in such registration;
(ii)   In the case of an exercise of registration rights by Persons other than the holders of Registrable Securities: (i) first, the securities held by such other Person(s), pro rata based upon the number of registrable securities requested to be registered by each such Person in connection with such registration; (ii) second, the securities held by holders of Registrable Securities exercising their Piggyback Registration Rights, pro rata based upon the number of Registrable Securities requested to be registered by each such Person in connection with such registration; and (iii) third, securities to be issued and sold by the Company in such registration; and
(iii)   in the case of any other registration: (i) first, the securities to be issued and sold by the Company in such registration; and (ii) second, the securities held by holders of Registrable Securities exercising their Piggyback Registration Rights and any other holders of registrable securities validly exercising their piggyback registration rights, pro rata based upon the number of securities requested to be registered by each such Person in connection with such registration.
(e)   In connection with a distribution of Registrable Securities in which the holders of Registrable Securities are selling an aggregate of at least $5,000,000 of Registrable Securities, the Company shall, to the extent requested by managing underwriter(s) of such a distribution, be subject to a restricted period of the same length of time as such holder agrees with the managing underwriter(s) (but not to exceed 90 days) during which the Company may not offer, sell or grant any option to purchase Company Common Stock and any debt securities of the Company other than issuances pursuant to the Company’s employee or director stock plans and issuances of shares upon the exercise of options or other equity awards under such stock plans.
5.03   Registration Procedures.
(a)   If and whenever the Company is required to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act and in connection with any distribution of Registrable Securities pursuant thereto as provided in this Agreement (including any sale referred to in any Take-Down Notice), the Company shall as promptly as reasonably practicable, subject to the other provisions of this Agreement:
(i)   use reasonable best efforts to prepare and file with the SEC a Registration Statement to effect such registration in accordance with the intended method or methods of distribution of such securities and thereafter use reasonable efforts to cause such Registration Statement to become and remain effective pursuant to the terms of this Section 5.03; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the Registration Statement relating thereto; provided, further, that before filing such Registration Statement or any amendments or supplements thereto, including any prospectus supplements in connection with a sale referred to in a Take-Down Notice, the Company will furnish to the holders which are including Registrable Securities in such registration (“Selling Holders”) and the lead managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment (which comments will be considered in good faith by the Company) of the counsel (if any) to such holders and counsel (if any) to such underwriter(s), and other documents reasonably requested by any such counsel, including any comment letter from the SEC, and, if requested by any such counsel, provide such counsel and the lead managing underwriter(s), if any, reasonable opportunity to participate in the preparation of such Registration Statement and each prospectus (including any prospectus supplement) included or deemed included therein and such other opportunities to conduct a customary and reasonable due diligence investigation (in the context of a registered Underwritten Offering) of the Company, including reasonable access to (including responses to any reasonable inquiries by the lead managing underwriter(s) and their counsel) the Company’s books and records, officers, accountants and other advisors;

(ii)   prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary and to the extent required by applicable law to keep such Registration Statement effective and Available pursuant to the terms of this Section 5.03;
(iii)   if requested by the lead managing underwriter(s), promptly include in a prospectus supplement or post-effective amendment such information as the lead managing underwriter(s), if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 5.03(a)(iii) that are not, in the opinion of counsel for the Company, in compliance with applicable law;
(iv)   furnish to the Selling Holders and each underwriter, if any, of the securities being sold by such Selling Holders such number of conformed copies of such Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus and any prospectus supplement contained in or deemed part of such Registration Statement (including each preliminary prospectus supplement) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Holders and underwriter(s), if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Holders;
(v)   use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;
(vi)   use reasonable best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;
(vii)   as promptly as practicable notify in writing the holders of Registrable Securities and the underwriters, if any, of the following events: (A) the filing of the Registration Statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to such Registration Statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; (B) any request by the SEC or any other U.S. or state governmental authority for amendments or supplements to such Registration Statement or the prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings by any person for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (E) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) related to such registration cease to be true and correct in any material respect; and (F) upon the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
(viii)   use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (viii) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;
(ix)   cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.;
(x)   prior to any public offering of Registrable Securities, use reasonable efforts to register or qualify or cooperate with the Selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or “blue sky” laws of those jurisdictions within the United States as any holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective until the Registration Termination Date; provided that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (x) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;
(xi)   use reasonable efforts to cooperate with the holders to facilitate the timely preparation and delivery of certificates or book-entry securities representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates or book-entry securities shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such holders may request in writing; and in connection therewith, if required by the Company’s transfer agent, the Company will promptly after the effectiveness of the Registration Statement cause to be delivered to its transfer agent when and as required by such transfer agent from time to time, any authorizations, certificates, directions and other evidence required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement; and
(xii)   agrees with each holder of Registrable Securities that, in connection with any Underwritten Offering or other resale pursuant to the Registration Statement in accordance with the terms hereof, it will use reasonable efforts to negotiate in good faith and execute all customary indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements (in each case on terms reasonably acceptable to the Company), including using reasonable efforts to procure customary legal opinions and auditor “comfort” letters.
(b)   The Company may require each Selling Holder and each underwriter, if any, to (i) furnish the Company in writing such information regarding each Selling Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by such Registration Statement and/or any other documents relating to such registered offering, and (ii) execute and deliver, or cause the execution or delivery of, and to perform under, or cause the performance under, any agreements and instruments reasonably requested by the Company to effectuate such registered offering, including, without limitation, opinions of counsel and questionnaires. If the Company requests that the holders of Registrable Securities take any of the actions referred to in this Section 5.03(b), such holders shall take such action promptly and as soon as reasonably practicable following the date of such request.
(c)   Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (D), (E) and (F) of Section 5.03(a)(vii), such Selling Holder shall forthwith discontinue such Selling Holder’s disposition of Registrable Securities pursuant to the applicable Registration Statement and prospectus relating thereto until such Selling Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. The Company shall use reasonable efforts to cure the events described in clauses (B), (C), (D), (E) and (F) of Section 5.03(a)(vii) so that the use of the applicable prospectus may be resumed at the earliest reasonably practicable moment.
5.04   Expenses.   The Company shall pay all Registration Expenses in connection with a registration pursuant to this Article V, provided that each holder of Registrable Securities participating in an offering shall pay all applicable underwriting fees, discounts, selling commissions and similar charges.
5.05   Registration Indemnification.
(a)   The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder and its Affiliates and their respective Representatives and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Selling Holder or such other indemnified Person and the Representatives of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter (collectively, the “Indemnified Persons”), from and against all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses), judgments, fines, penalties, charges and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus, in each case related to such Registration Statement, or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (without limitation of the preceding portions of this Section 5.05(a)) will reimburse each such Selling Holder, each of its Affiliates, and each of their respective Representatives and each such Person who controls each such Selling Holder and the Representatives of each such controlling Person, each such underwriter and each such Person who controls any such underwriter, for any reasonable legal and any other reasonable expenses incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, except insofar as the same are caused by any information regarding a holder of Registrable Securities or underwriter furnished in writing to the Company expressly for use therein by any such person, any Affiliate or controlling Person thereof.
(b)   In connection with any Registration Statement in which a Selling Holder is participating, without limitation as to time, each such Selling Holder shall, severally and not jointly, indemnify the Company, its directors and officers, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (without limitation of the preceding portions of this Section 5.05(b)) will reimburse the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) for any reasonable legal and any other reasonable expenses incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information regarding the Selling Holder furnished to the Company by such Selling Holder for inclusion in such Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto.

(c)   Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis.
(d)   In any case in which any such action is brought against any indemnified party, the indemnified party shall promptly notify in writing the indemnifying party of the commencement thereof, and the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party and, as a result, a conflict of interest exists or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, in either event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel (for the avoidance of doubt, for all indemnified parties in connection therewith)). For the avoidance of doubt, notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such claim or proceeding, (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder. The failure of an indemnified party to give notice to an indemnifying party of any action brought against such indemnified party shall not relieve the indemnifying party of its obligations or liabilities pursuant to this Agreement, except to the extent such failure materially and adversely prejudices the indemnifying party.
(e)   The indemnification provided for under this Agreement shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.
(f)   If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding any other provision of this Agreement, no holder of Registrable Securities shall be required to contribute, in the aggregate, any amount in excess of its net proceeds from the sale of the Registrable Securities subject to any actions or proceedings over the amount of any damages, indemnity or contribution that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.
(g)   The indemnification and contribution agreements contained in this Section 5.05 are in addition to any liability that the indemnifying party may have to the indemnified party and do not limit other provisions of this Agreement that provide for indemnification.
5.06   Facilitation of Sales Pursuant to Rule 144.   For as long as the Purchaser or its Affiliates Beneficially Owns the Securities, including any Company Common Stock issued or issuable upon exercise or conversion thereof, to the extent it shall be required to do so under the Exchange Act, the Company shall use reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and submit all required Interactive Data Files (as defined in Rule 11 of Regulation S-T of the SEC), and shall use reasonable best efforts to take such further necessary action as any holder of the Securities may reasonably request in connection with the removal of any restrictive legend on the Securities being sold, all to the extent required from time to time to enable such holder to sell the Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.
ARTICLE VI
MISCELLANEOUS
6.01   Survival of Representations and Warranties.   Except for the warranties and representations contained in clauses Section 3.01(a), Section 3.01(b), Section 3.01(c), Section 3.01(g), Section 3.01(h)(i), Section 3.02(a), Section 3.02(b)(i), Section 3.02(b)(iii)(A) and Section 3.02(e), which shall survive indefinitely, the warranties and representations made herein shall survive for one (1) year following the Tranche 1 Closing Date or, if the Tranche 2 Closing occurs, the Tranche 2 Closing Date, and shall then expire; provided that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration.
6.02   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or sent via email (with receipt confirmed) as follows:
(a)   If to the Purchaser, to:
One Planet Group LLC
1820 Bonanza Street
Walnut Creek, CA 94596
Attention: Payam Zamani
Email: payam@zamani.org
with a copy (which will not constitute actual or constructive notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Derek Dostal
Email: derek.dostal@davispolk.com

(b)   If to the Company, to:
Inspirato Incorporated
1544 Wazee Street
Denver, CO 80202
Attention: Brent Wadman
Legal@inspirato.com
with a copy (which will not constitute actual or constructive notice) to:
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Attention: John Elofson
john.elofson@davisgraham.com
or to such other address or addresses as shall be designated in writing. All notices shall be deemed effective (a) when delivered personally (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise), (b) when sent by email (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise) or (c) one (1) Business Day following the day sent by overnight courier. Any party may change its address for notice by providing notice of such change in address to the other parties in accordance with the foregoing.
6.03   Entire Agreement; Third-Party Beneficiaries; Amendment.   This Agreement, together with the Warrant and the Voting Agreements, sets forth the entire agreement between the parties hereto with respect to the Transactions, and are not intended to and shall not confer upon any person other than the parties hereto, their successors and permitted assigns any rights or remedies hereunder; provided that (i) Section 5.05 shall be for the benefit of and fully enforceable by each of the Indemnified Persons and (ii) Section 6.12 shall be for the benefit of and fully enforceable by each of the Specified Persons. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.
6.04   Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
6.05   Public Announcements.   No press release or public announcement related to this Agreement or the transactions contemplated herein shall be issued or made by the Purchaser or its Affiliates without the prior written approval of the Company or by the Company or its Affiliates without the prior written approval of the Purchaser, unless in either case such announcement is required by law (based on the advice of counsel) in which case the Company or the Purchaser (as applicable) shall have the right to review and reasonably comment on such press release, announcement or communication prior to issuance, distribution or publication. The restrictions of this Section 6.05 shall not apply to any communication if the information contained therein substantially reiterates (or is consistent with) previous press release or public announcement made in compliance with this Section 6.05 or substantially reiterates (or is consistent with) any press release or public announcement made by the Company. For the avoidance of doubt, this Section 6.05 shall not be deemed to restrict any filings required by securities laws, including without limitation filings required to be made with the SEC on Schedule 13D, Form 3 and/or Form 4 with respect to the consummation of transactions contemplated by this Agreement.
6.06   Expenses.   Except as otherwise expressly provided herein, each party hereto shall bear its own costs and expenses (including attorneys’ fees) incurred in connection with this Agreement and the Transactions contemplated hereby, except that promptly following the Tranche 2 Closing Date the Company shall reimburse the Purchaser for all of its reasonable out-of-pocket costs and expenses (including attorneys’ fees) in an amount not to exceed $125,000.
6.07   Successors and Assigns.   Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, each party’s successors and assigns, and no other person; provided that no party hereto may assign its respective rights or delegate its respective obligations under this Agreement, whether by operation of law or otherwise, and any assignment by a party hereto in contravention of this Section 6.07 shall be null and void; provided that (i) Purchaser may assign all of its rights and obligations under this Agreement to one or more Affiliates; provided, further that no such assignment will relieve the Purchaser of its obligations hereunder, (ii) any Affiliate of Purchaser who after the date hereof or the Tranche 2 Closing Date, as applicable, executes and delivers a joinder (in form and substance reasonably satisfactory to the Company) and is a transferee of the Warrant or shares of Company Common Stock shall be deemed a Purchaser hereunder and have all the rights and obligations of such Purchaser or any portion thereof, (iii) the rights of a holder of Registrable Securities under Article V may be assigned, but only together with a transfer of the Warrant (or a portion thereof). For the avoidance of doubt, no Third Party to whom any the shares of Company Common Stock issued upon exercise of the Warrant are transferred shall have any rights or obligations under this Agreement except as expressly agreed by the Company.
6.08   Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 6.08(a), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6.02 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.
(b)   EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER

VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 6.08.
6.09   Severability.   If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect; provided that the economic and legal substance of, any of the Transactions is not affected in any manner materially adverse to any party. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
6.10   Specific Performance.   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party agrees that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to (i) a decree or Order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such Order or injunction.
6.11   Headings.   The headings of Articles and Sections contained in this Agreement are for reference purposes only and are not part of this Agreement.
6.12   Non-Recourse.
(a)   This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against the entities that are expressly named as parties hereto and their respective successors and assigns. Except as set forth in the immediately preceding sentence, no past, present or future director, officer, employee, incorporator, member, partners, stockholder, Affiliate, agent, attorney or Representative of any party hereto (collectively, the “Specified Persons”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.
(b)   Notwithstanding anything to the contrary in this Agreement, the Purchaser’s aggregate liability for any liability, loss, damage or recovery of any kind (including special, exemplary, consequential, indirect or punitive damages or damages arising from loss of profits, business opportunities or goodwill, diminution in value or any other losses or damages, whether at law, in equity, in contract, in tort or otherwise) arising under or in connection with any breach of this Agreement (whether willfully, intentionally, unintentionally or otherwise) or the failure of the Tranche 1 Closing or the Tranche 2 Closing to occur for any reason or otherwise in connection with the Transactions or this Agreement or in respect of any oral representations made or alleged to have been made in connection therewith shall be no greater than the Purchase Price and the Purchaser shall not have any further liability or obligation relating to or arising out of this Agreement, the Transactions or any other agreement or document relating thereto in excess of such amount.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, as of the date first above written.
INSPIRATO INCORPORATED
By:
/s/ Eric Grosse

Name:
Eric Grosse

Title:
Chief Executive Officer

[Signature Page to Investment Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.
ONE PLANET GROUP LLC
By:

Name:
Payam Zamani

Title:
President and Chief Executive Officer

[Signature Page to Investment Agreement]

EXHIBIT A
FORM OF WARRANT
Exhibit A

Execution Version
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.
WARRANT TO PURCHASE SHARES OF CLASS A COMMON STOCK
of
INSPIRATO INCORPORATED
Dated as of [•], 20241
Warrant to Purchase up to
2,915,451 Shares of
Class A Common Stock
(subject to adjustment)
THIS CERTIFIES THAT, for value received, One Planet Group LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Inspirato Incorporated, a Delaware corporation (the “Company”), shares of the Company’s Class A Common Stock, $0.0001 par value per share (“Class A Common Stock” and such shares, the “Shares”), in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with that certain Investment Agreement between the Company and the Holder dated August 12, 2024 (the “Investment Agreement”). The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which the Holder, by acceptance of this Warrant, agrees:
1.   Number and Price of Shares; Exercise Period.
(a)   Number of Shares.   Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to 2,915,451 Shares, as may be adjusted pursuant hereto, prior to (or in connection with) the expiration of this Warrant as provided in Section 8; provided, however, that if the Holder exercises the Option, the Company agrees to promptly amend this Warrant following the Option Closing to increase the number of shares issuable pursuant to this Warrant by the number of warrants included in the Optional Securities (the terms “Option,” “Option Closing” and “Optional Securities” being defined in the Investment Agreement).
(b)   Exercise Price.   The exercise price per Share shall be equal to $3.43, subject to adjustment pursuant hereto (the “Exercise Price”).
(c)   Exercise Period.   This Warrant shall be exercisable, whether in whole or in part, beginning on the date hereof (the “Commencement Date”) and until the expiration of this Warrant as set forth in Section 8.

1
To be issued and dated as of the Tranche 2 Closing Date (as defined in the Investment Agreement).

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2.   Exercise of the Warrant.
(a)   Exercise.   The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by (i) in the case of a cash exercise, (1) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and (2) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by cash or a wire transfer of immediately available funds payable to the Company or (ii) in the case of a Cashless Exercise (as defined below), the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a Notice of Exercise, duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant in accordance with Section 2(d).
(b)   Stock Certificates.   The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a notice of issuance of uncertificated shares for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.
(c)   No Fractional Shares or Scrip.   No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant, and the Holder hereby waives any rights to any such fractional shares without consideration.
(d)   Cashless Exercise.   This Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by tender to the Company at its principal office (or such other office or agency as the Company may designate) of a Notice of Exercise that includes the Holder’s intention to effect a cashless exercise, including a calculation of the number of Shares to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for that number of Shares determined by multiplying (i) the number of Shares to which it would otherwise be entitled by (ii) a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Class A Common Stock and the Exercise Price per share of the Class A Common Stock, and the denominator of which shall be the then current Market Price per share of Class A Common Stock. For example, if the Holder is exercising this Warrant to purchase 100,000 Shares with an Exercise Price of $3.43 per Share through a Cashless Exercise when the Class A Common Stock’s Market Price per share is $10.00 per share, then upon such Cashless Exercise the Company shall deliver to the Holder 65,700 Shares. Solely for purposes of this Section 2(d), the “Market Price” shall mean the 10-day VWAP of the Class A Common Stock for the ten (10) consecutive trading days ending on the trading day prior to the date on which the Notice of Exercise is sent to the Company by the Holder.
(e)   Reservation of Stock.   The Company agrees that during the term the rights under this Warrant are exercisable to reserve and keep available from its authorized and unissued shares of Class A Common Stock for the purpose of effecting the exercise of this Warrant such number of shares as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Holder, the Company will use commercially reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued shares of its Class A Common Stock to a number of shares as shall be sufficient for such purposes.

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3.   Replacement of the Warrant.   Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.
4.   Transfer of the Warrant.
(a)   Warrant Register.   The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.
(b)   Warrant Agent.   The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.
(c)   Transferability of the Warrant.   Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”), and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.
(d)   Exchange of the Warrant upon a Transfer.   On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.
(e)   Taxes.   In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate, or a book entry, in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate, or make such book entry, unless and until the person or persons requesting the issue or entry thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.
5.   Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws.   By acceptance of this Warrant, the Holder agrees to comply with the following:
(a)   Restrictions on Transfers.   Except as set forth in Section 5(b), this Warrant may not be transferred or assigned in whole or in part without the Company’s prior written consent, and any attempt by the Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void. Any transfer of this Warrant or the Shares (the “Warrant Securities”) must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Warrant Securities unless and until the transferee thereof has agreed in writing for the benefit of the

A-A-3

Company to take and hold such Warrant Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and
(i)   there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement (or such proposed disposition is exempt from the registration requirements under the U.S. securities laws), or
(ii)   (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing that the Warrant Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel or other evidence, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Warrant Securities under the Securities Act or (ii) a “no action” letter from the SEC to the effect that the transfer of such Warrant Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Warrant Securities in accordance with the terms of the notice delivered by the Holder to the Company.
(b)   Permitted Transfers.   Notwithstanding the provisions of Section 5(a), the Holder is permitted to transfer, in whole or in part and from time to time, the Warrant Securities to one or more Affiliates of the Holder in accordance with the terms hereof, and without the Company’s prior written consent; provided, in each case, that the Holder shall give written notice to the Company of the Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.
(c)   Securities Law Legend.   Each certificate, instrument or book entry representing the Warrant Securities shall (unless otherwise permitted by the provisions of this Warrant) be notated with a legend substantially similar to the following (in addition to any legend required by state securities laws):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.
(d)   Instructions Regarding Transfer Restrictions.   The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.
(e)   Removal of Legend.   The legend referring to federal and state securities laws identified in Section 5(c) notated on any certificate, instrument or book entry representing the Warrant Securities and the stock transfer instructions and record notations with respect to such securities shall be removed

A-A-4

and the Company shall issue a certificate, instrument or book entry representing the Warrant Securities without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration, qualification or legend.
6.   Adjustments.   Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:
(a)   Reclassification of Shares.   If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares. For the avoidance of doubt, with respect to any such Reclassification in which an adjustment is made under this section, no adjustment shall be made under Section 7 that would result in a duplicative adjustment.
(b)   Subdivisions and Combinations.   In the event that the outstanding shares of Class A Common Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Class A Common Stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.
(c)   Notice of Adjustments.   Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.
7.   Fundamental Change Transactions.
(a)   If, at any time while this Warrant is outstanding, in one or more related transactions, (i) the Company directly or indirectly effects any merger or consolidation of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Class A Common Stock), (ii) the Company or any subsidiary thereof directly or indirectly effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the common equity of the Company and the shares of Class A Common Stock are converted into or exchanged for other securities, cash or property, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged

A-A-5

for other securities, cash or property, or (v) the Company directly or indirectly consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Class A Common Stock or more than 50% of the voting power of the common equity of the Company and the shares of Class A Common Stock are converted into or exchanged for other securities, cash or property (each a “Fundamental Change”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Change, at the option of the Holder, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Change by a holder of the number of shares of Class A Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Change; provided, however, that (i) if the holders of the Class A Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternate Consideration for which the Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of Class A Common Stock in such consolidation or merger that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of Class A Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor rule)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act (or any successor rule)) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act (or any successor rule)) more than 50% of the outstanding shares of Class A Common Stock, the Holder shall be entitled to receive the highest amount of cash, securities or other property to which the Holder would actually have been entitled as a stockholder if the Holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Class A Common Stock held by the Holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 7(a); provided further that if less than 70% of the consideration receivable by the holders of the Class A Common Stock in the applicable event is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the Holder properly exercises the Warrant within thirty (30) days following the public disclosure of the consummation of such applicable event by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Exercise Price shall be reduced by an amount (in dollars) equal to the difference (but in no event less than zero) of (i) the Exercise Price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined below) minus (B) the Black-Scholes Warrant Value (as defined below). The “Black-Scholes Warrant Value” means the value of the Warrant immediately prior to the consummation of the applicable event based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”). For purposes of calculating such amount, (1) the price of each share of Class A Common Stock shall be the volume weighted average price of the Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event, (2) the assumed volatility shall be the 90 day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event and (3) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of the Warrant. “Per Share Consideration” means (i) if the consideration paid to holders of the Class A Common Stock consists exclusively of cash, the amount of such cash per share of Class A Common Stock, and (ii) in all other cases, the volume weighted average price of the Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event. In no event will the Exercise Price be reduced to less than the par value per share issuable upon exercise of the Warrant.

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(b)   The Company shall cause any successor entity in a Fundamental Change in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 7 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Change and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Class A Common Stock acquirable and receivable upon exercise of this Warrant prior to such Fundamental Change, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Class A Common Stock pursuant to such Fundamental Change and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Change), and which is satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Change, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Change, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.
(c)   The provisions of this Section 7 shall apply similarly and equally to successive Fundamental Changes and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable.
8.   Expiration of the Warrant.   This Warrant shall expire and shall no longer be exercisable as of the later of 5:00 p.m., Mountain time, on (i) the date which is five (5) years after the Commencement Date or (ii) in the case of a Fundamental Change which is publicly announced before the date described in (i) but which closes after the date described in (i), the closing date of such Fundamental Change (such time, the “Expiration Time”).
For the avoidance of doubt, to the extent that the Warrant or any portion thereof is not exercised prior to the Expiration Time, it shall be automatically cancelled with no action required by the Company, and with no further rights thereunder, upon such expiration.
9.   No Rights as a Stockholder.   Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or cause the Holder to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.
10.   Miscellaneous.
(a)   Amendments.   Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder.
(b)   Waivers.   No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.
(c)   Notices.   Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (i) if sent by United Parcel Service or FedEx on an overnight basis, signature receipt required, one business day after mailing, (ii) if sent by email, with a copy mailed on the same day (or next day, if such day is not a business

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day) in the manner provided in clause (i) of this Section 10(c), when transmitted and receipt is confirmed, or (iii) if otherwise personally delivered, when delivered with signature receipt required. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Company, to:
Name:
Inspirato Incorporated

Address:
1544 Wazee Street
Denver, CO 80202

Attn:
Brent Wadman

Email:
legal@inspirato.com

with a copy to (which copy alone shall not constitute notice):
Name:
Davis Graham & Stubbs LLP

Address:
1550 17th Street
Denver, CO 80202

Attn:
John Elofson

Email:
john.elofson@davisgraham.com

If to the Holder, to:
Name:
One Planet Group LLC

Address:
1820 Bonanza Street
Walnut Creek, CA 94596

Attn:
Payam Zamani

Email:
payam@zamani.org

with a copy to (which copy alone shall not constitute notice):
Name:
Davis Polk & Wardwell LLP

Address:
450 Lexington Avenue
New York, NY 10017

Attn:
Derek Dostal

Email:
derek.dostal@davispolk.com

(d)   Governing Law, Submission to Jurisdiction; Waiver of Jury Trial.   This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions or rules (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties expressly, irrevocably and unconditionally (a) submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware, or if such court is unavailable, the United States District Court for Delaware (the “Chosen Courts”), in the event any dispute (whether in contract, tort or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum or that this Warrant or the transactions contemplated hereby may not be enforced in or by any such court, and (c) agrees that it shall not bring any claim, action, or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Chosen Courts, and in stipulated preference ranking, of the preceding clause (a). Each party agrees that service of process upon such party in any such claim, action, or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, OR PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO

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REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(d).
(e)   Titles and Subtitles.   The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.
(f)   Severability.   If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.
(g)   Saturdays, Sundays and Holidays.   If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.
(h)   Rights and Obligations Survive Exercise of the Warrant.   Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.
(i)   Entire Agreement.   Except as expressly set forth herein, the Investment Agreement and this Warrant (including the exhibits attached hereto) constitute the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.
(j)   Defined Terms Used in this Warrant.   In addition to the terms defined in this Warrant, the following terms used in this Warrant shall be construed to have the meanings set forth or referenced below.
(i)   “Affiliates” means, with respect to a Person, any other Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that, in such case, such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.
(ii)   “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
(iii)   “SEC” means the U.S. Securities and Exchange Commission.
(iv)   “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a trading market, the

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daily volume weighted average price of the Class A Common Stock for such date (or the nearest preceding date) on the trading market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg (based on a trading day from 9:30 a.m. (Eastern time) to 4:00 p.m. (Eastern time)), (b) if OTCQB or OTCQX is not a trading market, the volume weighted average price of the Class A Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class A Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class A Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported, or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
11.   Dispute Resolution.
(a)   Submission to Dispute Resolution.
(i)   In the case of a dispute relating to the Exercise Price, the Market Price, VWAP, or fair market value or the arithmetic calculation of the number of Shares issuable pursuant to this Warrant (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via email (A) if by the Company, within five (5) business days after the occurrence of the circumstances giving rise to such dispute or (B) if the Holder, within five (5) business days after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Market Price, VWAP, or such fair market value or such arithmetic calculation of the number of Shares issuable pursuant to this Warrant (as the case may be), at any time after the second (2nd) business day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Company and the Holder may jointly select an independent, reputable accounting firm to resolve such dispute.
(ii)   The Holder and the Company shall each deliver to such accounting firm (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 11 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (Eastern time) by the fifth (5th) business day immediately following the date on which the Company and the Holder jointly selected such accounting firm (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such accounting firm with respect to such dispute and such accounting firm shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such accounting firm prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such accounting firm, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such accounting firm in connection with such dispute (other than the Required Dispute Documentation).
(iii)   The Company and the Holder shall cause such accounting firm to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) business days immediately following the Dispute Submission Deadline. The fees and expenses of such accounting firm shall be borne equally by the Company and the Holder, and such accounting firm’s resolution of such dispute shall be final and binding upon all parties absent manifest error.
(b)   Miscellaneous.   The Company and the Holder each expressly acknowledges and agrees that (i) this Section 11 constitutes an agreement to arbitrate between the Company and the Holder (and

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constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Company and the Holder are each authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 11, (ii) the terms of this Warrant shall serve as the basis for the selected accounting firm’s resolution of the applicable dispute, such accounting firm shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such accounting firm determines are required to be made by such accounting firm in connection with its resolution of such dispute and in resolving such dispute such accounting firm shall apply such findings, determinations and the like to the terms of this Warrant, and (iii) nothing in this Section 11 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 11).
(signature page follows)

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The Company and the Holder sign this Warrant as of the date stated on the first page.
INSPIRATO INCORPORATED
By:

Name:
Title:
AGREED AND ACKNOWLEDGED:
ONE PLANET GROUP LLC
By:

Name:
Title:
(Signature Page to Warrant to Purchase Shares Class A Common Stock of Inspirato Incorporated)

EXHIBIT A
FORM OF NOTICE OF EXERCISE
TO:   INSPIRATO INCORPORATED (the “Company”)
Attention:   Chief Financial Officer
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby elects to purchase the number of Shares set forth below covered by such Warrant. The undersigned, in accordance with Section 2 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Class A Common Stock. Upon surrender of the Warrant, duly endorsed, to the offices of the Company, a new warrant evidencing the remaining Shares covered by such Warrant but not yet exercised for and purchased, if any, should be issued in the name of the Holder. Capitalized terms used herein without definition are used as defined in the Warrant.
The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 3.02 of the Investment Agreement are true and correct as of the date hereof.
Number of Shares with respect to which the Warrant is being exercised:
Aggregate Exercise Price to be paid in cash or by wire transfer:
Holder:
By:
Name:
Title:
(Exhibit A — Form of Exercise)

EXHIBIT B
ASSIGNMENT FORM
ASSIGNOR:
COMPANY:	INSPIRATO INCORPORATED
WARRANT:	THE WARRANT TO PURCHASE SHARES OF CLASS A COMMON STOCK ISSUED ON [•], 2024 (THE “WARRANT”)
DATE:

(1)
Assignment.   The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:
Address of Assignee:
Number of Shares Assigned:
and does irrevocably constitute and appoint                   as attorney to make such transfer on the books of Inspirato Incorporated, maintained for the purpose, with full power of substitution in the premises.
(2)
Obligations of Assignee.   Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (the “Warrant Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(3)
Investment Representations.   Assignee represents and warrants that the Warrant Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 3.02 of the Investment Agreement are true and correct as to Assignee as of the date hereof.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.
Assignor:
By:
Name:
Title:
Assignee:
By:
Name:
Title:
(Exhibit B — Form of Assignment)

APPENDIX B
Form of Voting Agreement

VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”), dated as of August [  ], 2024, is entered into by and among (i) One Planet Group LLC, a Delaware limited liability company (“Purchaser”), (ii) Inspirato Incorporated, a Delaware corporation (the “Company”), and (iii) the stockholders of the Company listed on Schedule A and the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Each of Purchaser, the Company and the Stockholders are sometimes referred to as a “Party.”
RECITALS
A.   Concurrently with the execution and delivery of this Agreement, Purchaser and the Company are entering into an Investment Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Investment Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the issuance and sale by the Company to Purchaser, and the purchase and acquisition by Purchaser from the Company, of (i) shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”); (ii) warrants to purchase shares of Class A common stock; and (iii) a convertible note of the Company (collectively, the “Purchase”).
B.   As of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of (i) shares of Class A common stock and/or (ii) shares of Class V common stock, par value, par value $0.0001 per share, of the Company ((i) and (ii), collectively, the “Common Shares”) set forth next to such Stockholder’s name on Schedule A hereto, representing all of the Common Shares owned of record or beneficially by such Stockholder as of the date hereof (with respect to such Stockholder, the “Owned Shares”, and the Owned Shares together with any additional Common Shares that such Stockholder may acquire record and/or beneficial ownership of after the date hereof (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Common Shares by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), such Stockholder’s “Covered Shares”).
C.   In connection with the execution by Purchaser of the Investment Agreement, each Stockholder has agreed to enter into this Agreement with respect to such Stockholder’s Covered Shares.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.   Definitions.   Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Investment Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
1.1.   “Effective Time” shall mean the time at which the Purchase is consummated.
1.2.   “Expiration Time” shall mean the earlier to occur of (a) the Effective Time, and (b) such time as the Investment Agreement is terminated in accordance with the terms of Section [  ] of the Investment Agreement.
1.3.   “Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement); (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than this Agreement) with respect to such Covered Shares; or (c) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a), or (b) above.

2.   Agreement to Not Transfer the Covered Shares; No Inconsistent Arrangements
2.1.   No Transfer of Covered Shares.   Until the date that is 1 business day following the record date set forth in the proxy statement to be provided to the Company’s stockholders in connection with the proposals described in clause (a) of Section 3.1 (the “Proxy Statement”), each Stockholder agrees (i) not to Transfer or cause or permit the Transfer of any Covered Shares of any Stockholder, other than with the prior written consent of Purchaser. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.
2.2.   No Inconsistent Arrangements.   Until the Expiration Time, each Stockholder agrees not to take any action, in its capacity as the record holder or beneficial owner of Covered Shares, that would directly or indirectly have the effect of preventing, materially delaying or materially impairing such Stockholder from performing any of its obligations under this Agreement or that would, or would reasonably be expected to, have the effect of preventing, materially delaying or materially impairing, the consummation of the Purchase or the other transactions contemplated by the Investment Agreement or the performance by the Company of its obligations under the Investment Agreement.
3.   Agreement to Vote the Covered Shares.
3.1.   Voting Agreement.   Until the Expiration Time, at every meeting of the Company’s stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of the Company’s stockholders by written consent with respect to any of the following matters, each Stockholder shall vote (including via proxy) all of such Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of such Stockholder’s Covered Shares) (a) in favor of any proposal to approve the issuance of Class A common stock pursuant to the Investment Agreement, exercise of the Warrant and the conversion of the Note, to the extent such approval is required under the rules of the Nasdaq, including Nasdaq Rule 5635(b) and (d); and (b) against (1) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations to effect the Tranche 2 Closing set forth in the Investment Agreement not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Investment Agreement, or of any Stockholder contained in this Agreement; (2) any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Purchase and the other transactions contemplated by the Investment Agreement; and (3) any merger, sale of stock or substantial assets of, or any other business combination or similar transaction involving, the Company (each, an “Alternative Transaction Proposal”), excluding bankruptcy transactions with a stalking horse bid and debt financing transactions in the normal course of business that are not in lieu of the Purchase (the proposals referred to in clauses (a) and (b) are collectively referred to as the “Covered Proposals”).
3.2.   Quorum.   Until the Expiration Time, at every meeting of the Company’s stockholders (and at every adjournment or postponement thereof), each Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
3.3.   Return of Proxy.   Each Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), within 48 hours of receipt, any proxy card or voting instructions it receives that are sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1.
4.   Fiduciary Duties; Legal Obligations.   Each Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of Covered Shares. Nothing in this Agreement shall in any way limit or affect any actions taken by any Stockholder in its capacity as a director or officer of the Company or from complying with such Stockholder’s fiduciary duties or other legal obligations while acting in such capacity as a director or officer of the Company.

6.   Representations and Warranties of the Stockholder.   Each Stockholder hereby represents and warrants to Purchaser and the Company that:
6.1.   Due Authority.   Such Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If such Stockholder is not a natural person, (a) the Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable and (b) the execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, except that such enforcement may be subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) Laws relating to the availability of specific performance, injunctive and other forms of equitable remedies, equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
6.2.   Ownership of the Covered Shares.   (a) Such Stockholder is, as of the date hereof, the beneficial or record owner of the Covered Shares set forth on Schedule A, free and clear of any and all liens other than those (i) created by this Agreement or (ii) arising under applicable securities laws, and (b) except as disclosed on Schedule A, such Stockholder has sole voting power over all of the Covered Shares beneficially owned by such Stockholder. Such Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the date hereof, such Stockholder does not own, beneficially or of record, any Common Shares or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any Common Shares or other voting shares of the Company) other than the Owned Shares.
6.3.   No Conflict; Consents.
a.   The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the compliance by such Stockholder with any provisions hereof does not and will not: (a) conflict with or violate any laws, or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien on any of the Covered Shares beneficially owned by such Stockholder pursuant to any contract or obligation to which any Stockholder is a party or by which any Stockholder is subject.
b.   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby.
6.4.   Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
7.   Miscellaneous.
7.1.   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or sent via email (with receipt confirmed) as follows:
a.   if to a Stockholder, to the address for notice set forth on Schedule A hereto.

b.   if to Purchaser, to:
One Planet Group LLC
1820 Bonanza Street
Walnut Creek, CA 94596
Attention: Payam Zamani
with a copy (which shall not constitute actual constructive notice) to:
[    ]
c.   if to the Company, to:
Inspirato Incorporated
1544 Wazee Street
Denver, CO 80202
Attention: Brent Wadman
with a copy (which shall not constitute notice) to:
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202
Attn: John Elofson
or to such other address or addresses as shall be designated in writing. All notices shall be deemed effective (a) when delivered personally (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise), (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day or (c) one (1) Business Day following the day sent by overnight courier. “Business Day” shall mean any day, other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to remain closed.
7.2.   Governing Law; Jurisdiction; Waiver of Jury Trial.
a.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware. Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the Parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 7.1 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.
b.   EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER

VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 7.2.
7.3.   Publicity.   No press release or public announcement related to this Agreement or the transactions contemplated herein shall be issued or made by any Stockholder without the prior written approval of the Purchaser, unless required by law (based on the advice of counsel) in which case Purchaser shall have the right to review and reasonably comment on such press release, announcement or communication prior to issuance, distribution or publication. The restrictions of this Section 7.3 shall not apply to any communication if the information contained therein substantially reiterates (or is consistent with) previous press release or public announcement made in compliance with this Section 7.3. Each Stockholder consents to and authorizes the publication and disclosure by Purchaser and the Company of such Stockholder’s identity and holding of the Covered Shares and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Investment Agreement, the Purchase and the transactions contemplated by the Investment Agreement, and each Stockholder acknowledges that Purchaser and the Company may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange. Each Stockholder agrees to promptly give the Company and Purchaser any information it may reasonably require for the preparation of any such disclosure documents, and each Stockholder agrees to promptly notify the Company and Purchaser of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.
7.4.   Further Assurances.   Each Stockholder agrees, from time to time, at the reasonable request of Purchaser and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
7.5.   Specific Performance.   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party agrees that in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
7.6.   Entire Agreement; Third Party Beneficiaries; Amendment.   This Agreement, together with the Investment Agreement, the Warrants and the Note, sets forth the entire agreement between the parties hereto with respect to the Purchase and the Covered Proposals, and are not intended to and shall not confer upon any Person other than (i) the Parties hereto, their successors and permitted assigns any rights or remedies hereunder and (ii) One Planet Group LLC. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the Parties hereto and One Planet Group LLC that is executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.
7.7.   Assignment.   This Agreement will not be assigned by any of the Parties without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

7.8.   Severability.   If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect provided that the economic and legal substance of any of the transactions contemplated hereby is not affected in any manner materially adverse to any party. In the event of any such determination, the Parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by Law, the Parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
7.14.   Non-Survival of Representations and Warranties.   None of the representations and warranties in this Agreement shall survive the Effective Time.
7.15.   Termination.   This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of this Article VII, to the extent relevant, shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at Law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination.
7.16.   Counterparts and Signature.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
(signature page follows)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
Purchaser:
One planet group llc
By:

Name: Payam Zamani
Title: President & CEO
(Signature Page to Voting Agreement)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
Company:
inspirato incorporated
By:
Name:
Title:
(Signature Page to Voting Agreement)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
Stockholder:
[name]
By:
Name:
Title:
Stockholder:
[name]

(Signature Page to Voting Agreement)

Schedule A
Owned Shares*
Name	Address	Class A Common Stock	Class V Common Stock

*
If any additional Common Shares are owned by any of the Stockholders as of the date hereof, such shares shall be automatically deemed to be “Owned Shares” notwithstanding the contents of this Schedule A.

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Inspirato Incorporated

VOTE

ENDORSEMENT_LINE______________ SACKPACK____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Special Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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C 1234567890 JNT

1 U P X 5 8 7 3 2 0

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03VXVB

AProposals – The Board of Directors recommend a vote FOR Proposals 1 and 2. ForAgainstAbstainForAgainstAbstain 1. To approve, for purposes of Listing Rule 5635 of the Nasdaq Capital Market LLC, of up to 5,953,357 shares of Class A common stock, par value $0.0001 per share, to One Planet Group LLC pursuant to the terms of the Investment Agreement, dated August 12, 2024, by and between the Company and One Planet Group.0 0 0 2. To approve the postponement or adjournment of the special meeting, from time to time, to a later date or dates, if necessary to solicit additional proxies because there are insufficient votes to adopt any of the above proposals at the time of the special meeting.0 0 0 BAuthorized Signatures – This section must be completed for your vote to count. Please date and sign below.

The Special Meeting of Shareholders of Inspirato Incorporated will be held on [ ] at [ ] MT, virtually via the internet at [ ]

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Inspirato Incorporated

Notice of Special Meeting of Shareholders

Proxy Solicited by Board of Directors for Special Meeting – [ ]

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

Notice of Special Meeting of ShareholdersProxy Solicited by Board of Directors for Special Meeting – [ ][ ] and [ ], or any of them, each with the power of substitution, are herby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Inspirato Incorporated to be held on [ ] or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2.In their discretion, the Proxies are authorized to vote upon such other business as may property come before the meeting.(Items to be voted appear on reverse side)